Exhibit 10.18

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LIMITED LIABILITY COMPANY AGREEMENT

among

LIQUID HOLDINGS GROUP, LLC

and

THE MEMBERS NAMED HEREIN

dated as of

APRIL 24, 2012

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i

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LIMITED LIABILITY COMPANY AGREEMENT

This Limited Liability Company Agreement of Liquid Holdings Group, LLC, a Delaware limited liability company (the “Company”), is entered into as of April 24, 2012, but made effective as of January 17, 2012 (the “Effective Date”), by and among the Company, the Founder Members executing this Agreement as of the date hereof and each other Person who after the date hereof becomes a Member of the Company and becomes a party to this Agreement by executing a Joinder Agreement.

RECITALS

WHEREAS, the Company was formed under the laws of the State of Delaware by the filing of a Certificate of Formation with the Secretary of State of the State of Delaware on January 17, 2012 (the “Certificate of Formation”);

WHEREAS, the Founder Members desire to enter into this Agreement for the purposes of, and on the terms and conditions set forth in, this Agreement; and

WHEREAS, each of the Founder Members have, concurrently with their execution of this Agreement, entered into one or more Founder Contribution Agreements pursuant to which they have agreed to contribute certain assets to the Company immediately upon receipt of the regulatory approvals provided for therein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in this Section 1.01:

“Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in such Member’s Capital Account as of the end of the relevant Fiscal Period, after giving effect to the following adjustments:

(a) crediting to such Capital Account any amount which such Member is obligated to restore or is deemed to be obligated to restore pursuant to Treasury Regulations Sections 1.704-1(b)(2)(ii)(c), 1.704-2(g)(1) and 1.704-2(i); and

(b) debiting to such Capital Account the items described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

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The foregoing definition of Adjusted Capital Account deficit is intended to comply with Treasury Regulations Section 1.701-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Affiliate” means, with respect to any Person, any other Person who, directly or indirectly (including through one or more intermediaries), controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control,” when used with respect to any specified Person, shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; and the terms “controlling” and “controlled” shall have correlative meanings.

“Agreement” means this Limited Liability Company Agreement, as executed and as it may be amended, modified, supplemented or restated from time to time, as provided herein.

“Applicable Law” means all applicable provisions of (a) constitutions, treaties, statutes, laws (including the common law), rules, regulations, decrees, ordinances, codes, proclamations, declarations or orders of any Governmental Authority; (b) any consents or approvals of any Governmental Authority; and (c) any orders, decisions, advisory or interpretative opinions, injunctions, judgments, awards, decrees of, or agreements with, any Governmental Authority.

“Applicable Pro Rata Portion” means, for purposes of Section 10.03, with respect to an ROFR Rightholder, on any date of a proposed Transfer by an Offering Member, a fraction determined by dividing (i) the number of Common Units on a Fully Diluted Basis owned by such ROFR Rightholder immediately prior to such Transfer by (ii) the total number of Common Units on a Fully Diluted Basis held by all ROFR Rightholders on such date immediately prior to such Transfer.

“Assumed Tax Rate” of a Member, for any period, means the highest marginal blended U.S. federal, state and local tax rate applicable to ordinary income, qualified dividend income or capital gains, as appropriate, for such period for an individual residing in New York, New York, taking into account for U.S. federal income tax purposes, the deductibility of state and local taxes and any applicable limitations on such deductions.

“Award Agreement” has the meaning set forth in Section 3.04(a).

“Bankruptcy” means, with respect to a Member, the occurrence of any of the following: (a) the filing of an application by such Member for, or a consent to, the appointment of a trustee of such Member’s assets; (b) the filing by such Member of a voluntary petition in bankruptcy or the filing of a pleading in any court of record admitting in writing such Member’s inability to pay its debts as they come due; (c) the making by such Member of a general assignment for the benefit of such Member’s creditors; (d) the filing by such Member of an answer admitting the material allegations of, or such Member’s consenting to, or defaulting in answering a bankruptcy petition filed against such Member in any bankruptcy proceeding; or (e) the expiration of sixty (60) days following the entry of an order, judgment or decree by any court of competent jurisdiction adjudicating such Member a bankrupt or appointing a trustee of such Member’s assets.

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“Board” has the meaning set forth in Section 8.01.

“Book Depreciation” means, with respect to any Company asset for each Fiscal Period, an amount equal to the Company’s depreciation, amortization, or other cost recovery deductions determined for U.S. federal income tax purposes, except that if the Book Value of an asset differs from its adjusted U.S. federal tax basis at the beginning of such Fiscal Year, Book Depreciation shall be an amount which bears the same ratio to such beginning Book Value as the U.S. federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Period bears to such beginning adjusted U.S. federal tax basis; provided that if the adjusted basis for U.S. federal income tax purposes of an asset at the beginning of such Fiscal Period is zero and the Book Value of the asset is positive, Book Depreciation shall be determined with reference to such beginning Book Value using any permitted method selected by the Board in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g)(3).

“Book Value” means, with respect to any Company asset, the adjusted basis of such asset for U.S. federal income tax purposes, except as follows:

(a) the initial Book Value of any Company asset contributed by a Member to the Company shall be the gross Fair Market Value of such Company asset as of the date of such contribution;

(b) immediately prior to the Distribution by the Company of any Company asset to a Member, the Book Value of such asset shall be adjusted to its gross Fair Market Value as of the date of such Distribution;

(c) the Book Value of all Company assets shall be adjusted to equal their respective gross Fair Market Values, as determined by the Board, as of the following times:

(i) the acquisition of an additional Membership Interest in the Company by a new or existing Member in consideration of a Capital Contribution of more than a de minimis amount;

(ii) the Distribution by the Company to a Member of more than a de minimis amount of property (other than cash) as consideration for all or a part of such Member’s Membership Interest in the Company;

(iii) the grant to a Service Provider of any Incentive Units; and

(iv) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g);

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provided that adjustments pursuant to clauses (i), (ii) and (iii) above need not be made if the Board reasonably determines that such adjustment is not necessary or appropriate to reflect the relative economic interests of the Members;

(d) the Book Value of each Company asset shall be increased or decreased, as the case may be, to reflect any adjustments to the adjusted tax basis of such Company asset pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Account balances pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m); provided that Book Values shall not be adjusted pursuant to this paragraph (d) to the extent that an adjustment pursuant to paragraph (c) above is made in conjunction with a transaction that would otherwise result in an adjustment pursuant to this paragraph (d); and

(e) if the Book Value of a Company asset has been determined pursuant to paragraph (a) or adjusted pursuant to paragraphs (c) or (d) above, such Book Value shall thereafter be adjusted to reflect the Book Depreciation taken into account with respect to such Company asset for purposes of computing Net Income and Net Losses.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required to close.

“Capital Account” has the meaning set forth in Section 5.03.

“Capital Contribution” means, for any Member, the total amount of cash and cash equivalents and the Book Value of any property contributed to the Company by such Member.

“Cause,” with respect to any particular Service Provider, has the meaning set forth in any effective Award Agreement, employment agreement or other written contract of engagement entered into between the Company and such Service Provider, or if none, then “Cause” means any of the following:

(a) such Service Provider’s failure to perform substantially his duties as an employee or other associate of the Company or any of the Company Subsidiaries (other than any such failure resulting from his Disability) which failure, whether committed willfully or negligently, has continued unremedied for more than thirty (30) days after the Company has provided written notice thereof; provided that the Company’s failure to meet financial performance expectations shall not, by itself, constitute a failure by the Service Provider to substantially perform his or her duties;

(b) such Service Provider’s fraud or embezzlement;

(c) such Service Provider’s material dishonesty or breach of fiduciary duty against the Company or any Company Subsidiary;

(d) such Service Provider’s willful misconduct or gross negligence which is injurious to the Company or any Company Subsidiary;

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(e) any conviction of, or the entering of a plea of guilty or nolo contendere to, a crime that constitutes a felony (or any state-law equivalent) or that involves moral turpitude, or any willful or material violation by such Service Provider of any federal, state or foreign securities laws;

(f) any conviction of any other criminal act or act of material dishonesty, disloyalty or misconduct by such Service Provider that has a material adverse effect on the property, operations, business or reputation of the Company or any of the Company Subsidiaries;

(g) the unlawful use (including being under the influence) or possession of illegal drugs by such Service Provider on the premises of the Company or any Company Subsidiary while performing any duties or responsibilities with the Company or any Company Subsidiary;

(h) the material violation by such Service Provider of any rule or policy of the Company or any Company Subsidiary; or

(i) the material breach by such Service Provider of any covenant undertaken in Article XI herein, any effective Award Agreement, employment agreement or any written non-disclosure, non-competition, or non-solicitation covenant or agreement with the Company or any Company Subsidiary.

“Certificate of Formation” has the meaning set forth in the Recitals.

“Change of Control” means: (a) the sale of all or substantially all of the consolidated assets of the Company and the Company Subsidiaries to a Third Party Purchaser; (b) a sale resulting in no less than a majority of the Common Units on a Fully Diluted Basis being held by a Third Party Purchaser; or (c) a merger, consolidation, recapitalization or reorganization of the Company with or into a Third Party Purchaser that results in the inability of the Members to designate or elect a majority of the Managers (or the board of directors (or its equivalent)) of the resulting entity or its parent company.

“Class A Common Units” means the Units having the privileges, preference, duties, liabilities, obligations and rights specified with respect to “Class A Common Units” in this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Units” has the meaning set forth in Section 3.03.

“Company” has the meaning set forth in the Preamble.

“Company Interest Rate” has the meaning set forth in Section 7.05(c).

“Company Minimum Gain” means “partnership minimum gain” as defined in Section 1.704-2(b)(2) of the Treasury Regulations, substituting the term “Company” for the term “partnership” as the context requires.

“Company Option Period” has the meaning set forth in Section 10.03(d)(ii).

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“Company ROFR Exercise Notice” has the meaning set forth in Section 10.03(d)(ii).

“Company Subsidiary” means a Subsidiary of the Company.

“Confidential Information” has the meaning set forth in Section 11.01(a).

“Covered Person” has the meaning set forth in Section 14.01(a).

“Delaware Act” means the Delaware Limited Liability Company Act, Title 6, Chapter 18, §§. 18-101, et seq, and any successor statute, as it may be amended from time to time.

“Disability,” with respect to any Service Provider, has the meaning set forth in any effective Award Agreement, employment agreement or other written contract of engagement entered into between the Company and such Service Provider, or if none, then “Disability” means such Service Provider’s incapacity due to physical or mental illness that: (a) shall have prevented such Service Provider from performing his duties for the Company or any of the Company Subsidiaries on a full-time basis for more than ninety (90) or more consecutive days or an aggregate of one hundred eighty (180) days in any 365-day period; or (b)(i) the Board determines, in compliance with Applicable Law, is likely to prevent such Service Provider from performing such duties for such period of time and (ii) thirty (30) days have elapsed since delivery to such Service Provider of the determination of the Board and such Service Provider has not resumed such performance (in which case the date of termination in the case of a termination for “Disability” pursuant to this clause (b) shall be deemed to be the last day of such 30-day period).

“Distribution” means a distribution made by the Company to a Member, whether in cash, property or securities of the Company and whether by liquidating distribution or otherwise; provided that none of the following shall be a Distribution: (a) any redemption or repurchase by the Company or any Member of any Units or Unit Equivalents; (b) any recapitalization or exchange of securities of the Company; (c) any subdivision (by a split of Units or otherwise) or any combination (by a reverse split of Units or otherwise) of any outstanding Units; or (d) any fees or remuneration paid to any Member in such Member’s capacity as a Service Provider for the Company or a Company Subsidiary. “Distribute” when used as a verb shall have a correlative meaning.

“Drag-along Member” has the meaning set forth in Section 10.04(a).

“Drag-along Notice” has the meaning set forth in Section 10.04(c).

“Drag-along Sale” has the meaning set forth in Section 10.04(a).

“Dragging Member” has the meaning set forth in Section 10.04(a).

“Electronic Transmission” means any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Fair Market Value” of any asset as of any date means the purchase price that a willing buyer having all relevant knowledge would pay a willing seller for such asset in an arm’s length transaction, as determined in good faith by the Board based on such factors as the Board, in the exercise of its reasonable business judgment, considers relevant.

“Family Members” means, with respect to a natural Person, such Person’s spouse, parent, siblings, descendants (including adoptive relationships and stepchildren) and the spouses of each such natural persons.

“Financing Document” means any credit agreement, guarantee, financing or security agreement or other agreements or instruments governing indebtedness of the Company or any of the Company Subsidiaries.

“Fiscal Period” means (i) the period commencing on the date hereof and ending on December 31, 2012, (ii) any subsequent period commencing on January 1 and ending on the following December 31, or (iii) any portion of the period described in clause (i) or (ii) for which the Company is required to allocate Net Income, Net Losses and other items of Company income, gain, loss or deduction pursuant to Article VI.

“Fiscal Quarter” means each calendar quarter ending March 31, June 30, September 30, and December 31, or such other quarterly accounting period as may be determined by the Board.

“Fiscal Year” means the calendar year, unless the Company is required to have a taxable year other than the calendar year, in which case Fiscal Year shall be the period that conforms to its taxable year.

“Forfeiture Allocations” has the meaning set forth in Section 6.02(h).

“Founder Contributions” shall mean the equity interests of each of Liquid Partners, LLC (f/k/a Centurion Capital Group LLC), Liquid Prime Holdings LLC, Liquid Futures LLC and Liquid Trading Institutional LLP being contributed to the Company by one or more Founder Members pursuant to Founder Contribution Agreements.

“Founder Contribution Agreements” shall mean the Contribution Agreements by and between the Company and one or more Founder Members pursuant to which the Founder Contributions shall be consummated.

“Founder Members” means Shaf Holdings, LLC, Schaeffer Holdings, LLC, Ferdinand Holdings, LLC and CMK Keller Holdings, LLC.

“Fully Diluted Basis” means, as of any date of determination, (a) with respect to all the Units, all issued and outstanding Units of the Company and all Units issuable upon the exercise of any outstanding Unit Equivalents as of such date, whether or not such Unit Equivalent is at the time exercisable, or (b) with respect to any specified type, class or series of Units, all issued and outstanding Units designated as such type, class or series and all such designated Units issuable upon the exercise of any outstanding Unit Equivalents as of such date, whether or not such Unit Equivalent is at the time exercisable.

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“Good Reason,” with respect to any Service Provider, has the meaning set forth in any effective Award Agreement, employment agreement or other written contract of engagement entered into between the Company and such Service Provider, or if none, then “Good Reason” means any of the following actions taken without the Service Provider’s written consent:

(a) a material reduction in the Service Provider’s base salary or the Service Provider’s ability to participate in Company incentive or bonus plans (other than a general reduction in base salary or bonuses that affects all salaried Service Providers equally);

(b) the failure by the Company to pay to the Service Provider any material portion of the salary, bonus or other benefits owed to such Service Provider; or

(c) a substantial adverse change in the Service Provider’s duties and responsibilities or a material diminution in the Service Provider’s title, responsibility, or authority;

provided that Good Reason shall not be deemed to exist unless (a) the Company fails to cure the event giving rise to Good Reason within thirty (30) days after written notice thereof given by the Service Provider to the Board, which notice shall (i) be delivered to the Board no later than twenty (20) days following the Service Provider’s initial detection of the condition, and (ii) specifically set forth the nature of such event and the corrective action reasonably sought by the Service Provider; and (b) the Service Provider terminates his employment within thirty (30) days following the last day of the foregoing cure period.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other nongovernmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

“Incentive Plan” has the meaning set forth in Section 3.04(a).

“Incentive Unit Awards” has the meaning set forth in Section 3.04(a).

“Incentive Units” means the Units having the privileges, preference, duties, liabilities, obligations and rights specified with respect to “Incentive Units” in this Agreement and includes both Restricted Incentive Units and Unrestricted Incentive Units.

“Initial Public Offering” has the meaning set forth in Section 15.17(a).

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“IPO Entity” has the meaning set forth in Section 15.17(a).

“Joinder Agreement” means the joinder agreement in form and substance attached hereto.

“Liquidator” has the meaning set forth in Section 13.03(a).

“Losses” has the meaning set forth in Section 14.03(a).

“Manager” has the meaning set forth in Section 8.01.

“Member” means (a) each Person, including each Founder Member, identified on the Members Schedule as of the date hereof as a Member and who has executed this Agreement or a counterpart thereof; and (b) and each Person who is hereafter admitted as a Member in accordance with the terms of this Agreement and the Delaware Act, in each case so long as such Person is shown on the Company’s books and records as the owner of one or more Units. The Members shall constitute the “members” (as that term is defined in the Delaware Act) of the Company.

“Member Nonrecourse Debt” means “partner nonrecourse debt” as defined in Treasury Regulation Section 1.704-2(b)(4), substituting the term “Company” for the term “partnership” and the term “Member” for the term “partner” as the context requires.

“Member Nonrecourse Debt Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if the Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Treasury Regulation Section 1.704-2(i)(3).

“Member Nonrecourse Deduction” means “partner nonrecourse deduction” as defined in Treasury Regulation Section 1.704-2(i), substituting the term “Member” for the term “partner” as the context requires.

“Member ROFR Exercise Notice” has the meaning set forth in Section 10.03(d)(iii).

“Members Schedule” has the meaning set forth in Section 3.01.

“Membership Interest” means an interest in the Company owned by a Member, including such Member’s right (based on the type and class of Unit or Units held by such Member), as applicable, (a) to a distributive share of Net Income, Net Losses and other items of income, gain, loss and deduction of the Company; (b) to a distributive share of the assets of the Company; (c) to vote on, consent to or otherwise participate in any decision of the Members as provided in this Agreement; and (d) to any and all other benefits to which such Member may be entitled as provided in this Agreement or the Delaware Act.

“Net Income” and “Net Loss” mean, for each Fiscal Period, an amount equal to the Company’s taxable income or taxable loss, or particular items thereof, determined in accordance with Code Section 703(a) (where, for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or taxable loss), but with the following adjustments:

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(a) any income realized by the Company that is exempt from U.S. federal income taxation, as described in Code Section 705(a)(1)(B), shall be added to such taxable income or taxable loss, notwithstanding that such income is not includable in gross income;

(b) any expenditures of the Company described in Code Section 705(a)(2)(B), including any items treated under Treasury Regulation Section 1.704-1(b)(2)(iv)(i) as items described in Code Section 705(a)(2)(B), shall be subtracted from such taxable income or taxable loss, notwithstanding that such expenditures are not deductible for U.S. federal income tax purposes;

(c) any gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for U.S. federal income tax purposes shall be computed by reference to the Book Value of the property so disposed, notwithstanding that the adjusted tax basis of such property differs from its Book Value;

(d) in lieu of depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Book Depreciation for such Fiscal Period computed in accordance with the definition thereof;

(e) if the Book Value of any Company property is adjusted as provided in the definition of Book Value, then the amount of such adjustment shall be treated as an item of gain or loss and included in the computation of Net Income or Net Loss;

(f) to the extent an adjustment to the adjusted tax basis of any Company property pursuant to Code Sections 732(d), 734(b) or 743(b) is required, pursuant to Treasury Regulation Section 1.704 1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis); and

(g) notwithstanding any other provision of this definition, any items that are specially allocated under Section 6.02 shall not be taken into account in computing Net Income or Net Loss.

“New Interests” has the meaning set forth in Section 3.05.

“Non-dilutive Common Units” means the Units having the privileges, preference, duties, liabilities, obligations and rights specified with respect to “Non-dilutive Common Units” in this Agreement.

“Nonrecourse Liability” has the meaning set forth in Treasury Regulations Section 1.704-2(b)(3).

“Offered Units” has the meaning set forth in Section 10.03(a)(i).

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“Offering Member” has the meaning set forth in Section 10.03(a)(i).

“Offering Member Notice” has the meaning set forth in Section 10.03(c)(i).

“Officers” has the meaning set forth in Section 8.09.

“Permitted Transfer” means a Transfer of Common Units carried out pursuant to Section 10.02.

“Permitted Transferee” means a recipient of a Permitted Transfer.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Profits Interest” has the meaning set forth in Section 3.04(e)(i).

“Profits Interest Hurdle” means, as of the date of determination and with respect to the relevant new Incentive Units to be issued, the aggregate amount that would be Distributed to the Members pursuant to Section 7.02, if, immediately prior to the issuance of the relevant new Incentive Units, the Company sold all of its assets for Fair Market Value and immediately liquidated, the Company’s debts and liabilities were satisfied and the proceeds of the liquidation were Distributed to such Members pursuant to Section 13.03(c)(iii).

“Proposed Transferee” has the meaning set forth in Section 10.05(a).

“Public Offering” means any public offering pursuant to a registration statement filed in accordance with the Securities Act.

“Purchasing Rightholders” has the meaning set forth in Section 10.03(e)(ii).

“Regulatory Allocations” has the meaning set forth in Section 6.02(g).

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“Restricted Incentive Units” has the meaning set forth in Section 3.04(c)(i).

“Restricted Period” has the meaning set forth in Section 11.02(a).

“ROFR Rightholders” has the meaning set forth in Section 10.03(a)(ii).

“ROFR Rightholder Option Period” has the meaning set forth in Section 10.03(d)(iii).

“Safe Harbor Election” has the meaning set forth in Section 3.04(e)(ii).

“Sale Notice” has the meaning set forth in Section 10.05(c).

“SEC” means the United States Securities and Exchange Commission.

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“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Selling Member” has the meaning set forth in Section 10.05(a).

“Service Provider” has the meaning set forth in Section 3.04(a).

“Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Tag-along Member” has the meaning set forth in Section 10.05(a).

“Tag-along Notice” has the meaning set forth in Section 10.05(d)(ii).

“Tag-along Period” has the meaning set forth in Section 10.05(d)(ii).

“Tag-along Portion” has the meaning set forth in Section 10.05(d)(i).

“Tag-along Sale” has the meaning set forth in Section 10.05(a).

“Tax Distribution” has the meaning set forth in Section 7.04(a).

“Tax Matters Member” has the meaning set forth in Section 12.02(a).

“Taxing Authority” has the meaning set forth in Section 7.05(b).

“Third Party Purchaser” means any Person who, immediately prior to the contemplated transaction, (a) does not directly or indirectly own or have the right to acquire any outstanding Common Units (or applicable Unit Equivalents) or (b) is not a Permitted Transferee of any Person who directly or indirectly owns or has the right to acquire any Common Units (or applicable Unit Equivalents).

“Transfer” means to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, by operation of law or otherwise, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any Units owned by a Person or any interest (including a beneficial interest) in any Units or Unit Equivalents owned by a Person. “Transfer” when used as a noun shall have a correlative meaning. “Transferor” and “Transferee” mean a Person who makes or receives a Transfer, respectively.

“Treasury Regulations” means the final or temporary regulations issued by the United States Department of Treasury pursuant to its authority under the Code, and any successor regulations.

“Unit” means a unit representing a fractional part of the Membership Interests of the Members and shall include all types and classes of Units, including the Common Units and the

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Incentive Units; provided that any type or class of Unit shall have the privileges, preference, duties, liabilities, obligations and rights set forth in this Agreement and the Membership Interests represented by such type or class or series of Unit shall be determined in accordance with such privileges, preference, duties, liabilities, obligations and rights.

“Unit Equivalents” means any security or obligation that is by its terms, directly or indirectly, convertible into, exchangeable or exercisable for Units, and any option, warrant or other right to subscribe for, purchase or acquire Units.

“Unrestricted Incentive Units” has the meaning set forth in Section 3.04(c)(ii).

“Voting Members” has the meaning set forth in Section 4.07(b).

“Voting Units” has the meaning set forth in Section 4.07(a).

“Withholding Advances” has the meaning set forth in Section 7.05(b).

Section 1.02 Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (x) to Articles, Sections, and Exhibits mean the Articles and Sections of, and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Exhibits referred to herein shall be construed with, and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.

ARTICLE II

ORGANIZATION

Section 2.01 Formation.

(a) The Company was formed on January 17, 2012, pursuant to the provisions of the Delaware Act, upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware:

(b) This Agreement shall constitute the “limited liability company agreement” (as that term is used in the Delaware Act) of the Company. The rights, powers, duties, obligations and liabilities of the Members shall be determined pursuant to the Delaware Act and this Agreement. To the extent that the rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement than they would be under the Delaware Act in the absence of such provision, this Agreement shall, to the extent permitted by the Delaware Act, control.

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Section 2.02 Name. The name of the Company is “Liquid Holdings Group, LLC” or such other name or names as the Board may from time to time designate; provided that the name shall always contain the words “Limited Liability Company” or the abbreviation “L.L.C.” or the designation “LLC.” The Board shall give prompt notice to each of the Members of any change to the name of the Company.

Section 2.03 Principal Office. The principal office of the Company is located at 800 Third Avenue, 39th Floor, New York, New York 10022, or such other place as may from time to time be determined by the Board. The Board shall give prompt notice of any such change to each of the Members.

Section 2.04 Registered Office; Registered Agent.

(a) The registered office of the Company shall be the office of the initial registered agent named in the Certificate of Formation or such other office (which need not be a place of business of the Company) as the Board may designate from time to time in the manner provided by the Delaware Act and Applicable Law.

(b) The registered agent for service of process on the Company in the State of Delaware shall be the initial registered agent named in the Certificate of Formation or such other Person or Persons as the Board may designate from time to time in the manner provided by the Delaware Act and Applicable Law.

Section 2.05 Purpose; Powers.

(a) The purpose of the Company is to engage in any lawful act or activity for which limited liability companies may be formed under the Delaware Act and to engage in any and all activities necessary or incidental thereto.

(b) The Company shall have all the powers necessary or convenient to carry out the purposes for which it is formed, including the powers granted by the Delaware Act.

Section 2.06 Term. The term of the Company commenced on the date the Certificate of Formation was filed with the Secretary of State of the State of Delaware and shall continue in existence perpetually until the Company is dissolved in accordance with the provisions of this Agreement.

Section 2.07 No State-Law Partnership. The Members intend that the Company shall be treated as a partnership for U.S. federal and, if applicable, state and local income tax purposes, and, to the extent permissible, the Company shall elect to be treated as a partnership for such purposes. The Company and each Member shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment and no Member shall take any action inconsistent with such treatment. The Members intend that the Company shall not be a partnership (including, without limitation, a limited partnership) or joint venture, and that no Member, Manager or Officer of the Company shall be a partner or joint venturer of any other Member, Manager or Officer of the Company, for any purposes other than as set forth in the first sentence of this Section 2.07.

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ARTICLE III

UNITS

Section 3.01 Units Generally. The Membership Interests of the Members shall be represented by issued and outstanding Units, which may be divided into one or more types, classes or series. Each type, class or series of Units shall have the privileges, preference, duties, liabilities, obligations and rights, including voting rights, if any, set forth in this Agreement with respect to such type, class or series. The Board shall maintain a schedule of all Members, their respective mailing addresses and the amount and series of Units held by them (the “Members Schedule”), and shall update the Members Schedule upon the issuance or Transfer of any Units to any new or existing Member, or upon a Capital Contribution by any Member. The Founder Members were admitted as Members on the Effective Date concurrent with the formation of the Company and were issued the number of Units set forth opposite their respective names in the Members Schedule.

Section 3.02 Authorization and Issuance of Non-Dilutive Common Units. Subject to compliance with Section 10.01(b), the Company is hereby authorized to issue a class of Units designated as Non-dilutive Common Units. The number of Non-dilutive Common Units issued and outstanding to the Members as of the date hereof is set forth on the Members Schedule.

Section 3.03 Authorization and Issuance of Class A Common Units. Subject to compliance with Section 10.01(b), the Company is hereby authorized to issue a class of Units designated as Class A Common Units. The number of Class A Common Units issued and outstanding to the Members as of the date hereof is set forth on the Members Schedule. The Non-dilutive Common Units and the Class A Common Units are referred to collectively herein as the “Common Units.”

Section 3.04 Authorization and Issuance of Incentive Units.

(a) Subject to Section 3.04(b), the Company is hereby authorized to grant awards of Incentive Units (“Incentive Unit Awards”) to Managers, Officers, employees, consultants or other service providers of the Company or any Company Subsidiary (collectively, “Service Providers”) pursuant to a written plan (the “Incentive Plan”) to be adopted by the Board . The terms, conditions, rights and obligations related to each Incentive Unit Award, including vesting criteria and the Profits Interest Hurdle of such Incentive Units, shall be determined by the Board in its sole discretion and set forth in an award agreement with each Service Provider to whom it grants Incentive Units (each such agreement an “Award Agreement”).

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(b) Notwithstanding anything contained herein to the contrary, the number of Incentive Units that the Company may issue pursuant to the Incentive Plan, when combined with any Restricted Incentive Units and any Unrestricted Incentive Units already issued and outstanding, shall not exceed 15% of the aggregate total of Common Units outstanding on a Fully Diluted Basis as of the date of the proposed grant.

(c) As used in this Agreement:

(i) any Incentive Units that have not vested pursuant to the terms of the Incentive Plan and any associated Award Agreement are referred to as “Restricted Incentive Units”; and

(ii) any Incentive Units that have vested pursuant to the terms of the Incentive Plan and any associated Award Agreement are referred to as “Unrestricted Incentive Units.”

(d) In connection with the grant of Incentive Unit Awards, the Board shall determine the Profits Interest Hurdle for such Incentive Units.

(e) (i) The Company and each Member hereby acknowledge and agree that, with respect to any Service Provider, such Service Provider’s Incentive Units constitute a “profits interest” in the Company within the meaning of Rev. Proc. 93-27 (a “Profits Interest”), and that any and all Incentive Unit Awards received by a Service Provider are received in exchange for the provision of services by the Service Provider to or for the benefit of the Company and/or its subsidiaries in a Service Provider capacity or in anticipation of becoming a Service Provider. The Company and each Service Provider who receives Incentive Units hereby agree to comply with the provisions of Rev. Proc. 2001-43, and neither the Company nor any Service Provider who receives Incentive Units shall perform any act or take any position inconsistent with the application of Rev. Proc. 2001-43 or any future Internal Revenue Service guidance or other Governmental Authority that supplements or supersedes the foregoing Revenue Procedures.

(ii) Each Member hereby authorizes and directs the Company to make an election (the “Safe Harbor Election”) to value any Profits Interest Units issued by the Company as compensation for services at liquidation value as the same may be permitted pursuant to or in accordance with temporarily or finally promulgated successor rules to Proposed Treasury Regulations Section 1.83-3(1) and the proposed Revenue Procedure set forth in IRS Notice 2005-43 (the “IRS Notice”). For purposes of making such Safe Harbor Election, the Tax Matters Member is hereby designated as the “partner who has responsibility for federal income tax reporting” by the Company and, accordingly, execution of such Safe Harbor election by the Tax Matters Member constitutes execution of a “Safe Harbor Election” in accordance with Section 3.03(1) of the IRS Notice. The Company and each Member shall comply with all requirements of the Safe Harbor Election described in the IRS Notice, including the requirement that each Member prepare and file all federal income tax returns reporting the income tax effects of each interest in the Company issued by the Company covered by the Safe Harbor Election in a manner consistent with the requirements of the IRS Notice.

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(iii) Each Member hereby authorizes the Board to amend this Section 3.04(a) to the extent necessary to achieve substantially the same tax treatment with respect to any interest in the Company transferred to a service provider by the Company in connection with services provided to or for the benefit of the Company and/or its Subsidiaries as set forth in Section 4 of the IRS Notice (e.g., to reflect changes from the rules set forth in the IRS Notice in subsequent IRS guidance), provided that such amendment is not materially adverse to such Member (as compared with the after-tax consequences that would result if the provisions of the IRS Notice applied to all interests in the Company transferred to a service provider by the Company in connection with services provided to or for the benefit of the Company and/or its Subsidiaries). A Member’s obligations to comply with the requirements of this Section 3.04(a) shall survive such Member’s ceasing to be a Member of the Company and/or the termination, dissolution, liquidation and winding up of the Company, and, for purposes of this Section 3.04(a), the Company shall be treated as continuing in existence.

(f) The following shall apply to all Incentive Units:

(i) no Incentive Units, including Unrestricted Incentive Units, shall have any right to participate as a Tag-along Member in any Tag-along Sale pursuant to Section 10.05; and

(ii) all Incentive Units, including Unrestricted Incentive Units, shall be subject to the rights of the holders of Common Units to drag along the holders of Incentive Units pursuant to Section 10.04.

Section 3.05 Other Issuances. In addition to the Common Units and Incentive Units, the Company is hereby authorized, subject to compliance with Section 4.01 and Section 10.01(b), to authorize and issue or sell to any Person any of the following (collectively, “New Interests”): (i) any new type, class or series of Units not otherwise described in this Agreement, which Units may be designated as classes or series of the Common Units or Incentive Units but having different rights; and (ii) Unit Equivalents. The Board is hereby authorized, subject to Section 15.09, to amend this Agreement to reflect such issuance and to fix the relative privileges, preference, duties, liabilities, obligations and rights of any such New Interests, including the number of such New Interests to be issued, the preference (with respect to Distributions, in liquidation or otherwise) over any other Units and any contributions required in connection therewith.

Section 3.06 Certification of Units.

(a) The Board in its sole discretion may, but shall not be required to, issue certificates to the Members representing the Units held by such Member.

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(b) In the event that the Board shall issue certificates representing Units in accordance with Section 3.06(a), then in addition to any other legend required by Applicable Law, all certificates representing issued and outstanding Units shall bear a legend substantially in the following form:

THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LIMITED LIABILITY COMPANY AGREEMENT AMONG THE COMPANY AND ITS MEMBERS, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE UNITS REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH LIMITED LIABILITY COMPANY AGREEMENT.

THE UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER SUCH ACT AND LAWS, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION OR QUALIFICATION THEREUNDER.

ARTICLE IV

MEMBERS

Section 4.01 Admission of New Members.

(a) New Members may be admitted from time to time (i) in connection with an issuance of Units by the Company, subject to compliance with the provisions of Section 10.01(b), as applicable, and (ii) in connection with a Transfer of Units, subject to compliance with the provisions of Article X, and in either case, following compliance with the provisions of Section 4.01(b).

(b) In order for any Person not already a Member of the Company to be admitted as a Member, whether pursuant to an issuance or Transfer of Units, such Person shall have executed and delivered to the Company a written undertaking substantially in the form of the Joinder Agreement. Upon the amendment of the Members Schedule by the Board and the satisfaction of any other applicable conditions, including, if a condition, the receipt by the Company of payment for the issuance of the applicable Units, such Person shall be admitted as a Member and deemed listed as such on the books and records of the Company and thereupon shall be issued his, her or its Units. The Board shall also adjust the Capital Accounts of the Members as necessary in accordance with Section 5.03.

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Section 4.02 Representations and Warranties of Members. By execution and delivery of this Agreement or a Joinder Agreement, as applicable, each of the Members, whether admitted as of the date hereof or pursuant to Section 4.01, represents and warrants to the Company and acknowledges that:

(a) The Units have not been registered under the Securities Act or the securities laws of any other jurisdiction, are issued in reliance upon federal and state exemptions for transactions not involving a public offering and cannot be disposed of unless (i) they are subsequently registered or exempted from registration under the Securities Act and (ii) the provisions of this Agreement have been complied with;

(b) Such Member is an “accredited investor” within the meaning of Rule 501 promulgated under the Securities Act, and agrees that it will not take any action that could have an adverse effect on the availability of the exemption from registration provided by Rule 501 promulgated under the Securities Act with respect to the offer and sale of the Units;

(c) Such Member’s Units are being acquired for its own account solely for investment and not with a view to resale or distribution thereof;

(d) Such Member has conducted its own independent review and analysis of the business, operations, assets, liabilities, results of operations, financial condition and prospects of the Company and any Company Subsidiaries and such Member acknowledges that it has been provided adequate access to the personnel, properties, premises and records of the Company and the Company Subsidiaries for such purpose;

(e) The determination of such Member to acquire Units has been made by such Member independent of any other Member and independent of any statements or opinions as to the advisability of such purchase or as to the business, operations, assets, liabilities, results of operations, financial condition and prospects of the Company and any Company Subsidiaries that may have been made or given by any other Member or by any agent or employee of any other Member;

(f) Such Member has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Company and making an informed decision with respect thereto;

(g) Such Member is able to bear the economic and financial risk of an investment in the Company for an indefinite period of time;

(h) The execution, delivery and performance of this Agreement have been duly authorized by such Member and do not require such Member to obtain any consent or approval that has not been obtained and do not contravene or result in a default in any material respect under any provision of any law or regulation applicable to such Member or other governing documents or any agreement or instrument to which such Member is a party or by which such Member is bound;

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(i) This Agreement is valid, binding and enforceable against such Member in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights or general equity principles (regardless of whether considered at law or in equity); and

(j) Neither the issuance of any Units to any Member nor any provision contained herein will entitle the Member to remain in the employment of the Company or any Company Subsidiary or affect the right of the Company or any Company Subsidiary to terminate the Member’s employment at any time for any reason, other than as otherwise provided in such Member’s employment agreement or other similar agreement with the Company or Company Subsidiary, if applicable.

None of the foregoing shall replace, diminish or otherwise adversely affect any Member’s representations and warranties made by it in any Award Agreement.

Section 4.03 No Personal Liability. Except as otherwise provided in the Delaware Act, by Applicable Law or expressly in this Agreement, no Member will be obligated personally for any debt, obligation or liability of the Company, any Company Subsidiary or any other Member, whether arising in contract, tort or otherwise, solely by reason of being a Member.

Section 4.04 No Withdrawal. A Member shall not cease to be a Member as a result of the Bankruptcy of such Member or as a result of any other events specified in § 18-304 of the Delaware Act. So long as a Member continues to hold any Units, such Member shall not have the ability to withdraw or resign as a Member prior to the dissolution and winding up of the Company and any such withdrawal or resignation or attempted withdrawal or resignation by a Member prior to the dissolution or winding up of the Company shall be null and void. As soon as any Person who is a Member ceases to hold any Units, such Person shall no longer be a Member.

Section 4.05 Death. The death of any Member shall not cause the dissolution of the Company. In such event the Company and its business shall be continued by the remaining Member or Members and the Units owned by the deceased Member shall automatically be Transferred to such Member’s heirs; provided that within a reasonable time after such Transfer, the applicable heirs shall sign a written undertaking substantially in the form of the Joinder Agreement.

Section 4.06 Voting. Except as otherwise provided by this Agreement (including Section 15.09) or as otherwise required by the Delaware Act or Applicable Law:

(a) each Member shall be entitled to one vote per Common Unit on all matters upon which the Members have the right to vote under this Agreement; and

(b) the Incentive Units shall not entitle the holders thereof to vote on any matters required or permitted to be voted on by the Members.

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Section 4.07 Meetings.

(a) Voting Units. As used herein, the term “Voting Units” shall mean the Common Units, for purposes of calling or holding any meeting of the Members holding Common Units, providing notice of such a meeting, forming a quorum for such a meeting, or taking any action by vote at a meeting or by written consent without a meeting, in all cases to take any action or conduct any business.

(b) Calling the Meeting. Meetings of the Members may be called by (i) the Board or (ii) by a Member or group of Members holding more than 10.0% of the then-outstanding votes attributable to the Voting Units. Only Members who hold the relevant Voting Units (“Voting Members”) shall have the right to attend meetings of the Members.

(c) Notice. Written notice stating the place, date and time of the meeting and, in the case of a meeting of the Members not regularly scheduled, describing the purposes for which the meeting is called, shall be delivered not fewer than ten (10) days and not more than thirty (30) days before the date of the meeting to each Voting Member, by or at the direction of the Board or the Member(s) calling the meeting, as the case may be. The Voting Members may hold meetings at the Company’s principal office or at such other place as the Board or the Member(s) calling the meeting may designate in the notice for such meeting.

(d) Participation. Any Voting Member may participate in a meeting of the Voting Members by means of conference telephone or other communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(e) Vote by Proxy. On any matter that is to be voted on by Voting Members, a Voting Member may vote in person or by proxy, and such proxy may be granted in writing, by means of Electronic Transmission or as otherwise permitted by Applicable Law. Every proxy shall be revocable in the discretion of the Voting Member executing it unless otherwise provided in such proxy; provided that such right to revocation shall not invalidate or otherwise affect actions taken under such proxy prior to such revocation.

(f) Conduct of Business. The business to be conducted at such meeting need not be limited to the purpose described in the notice and can include business to be conducted by Voting Members holding Common Units; provided that the appropriate Voting Members shall have been notified of the meeting in accordance with Section 4.07(c). Attendance of a Member at any meeting shall constitute a waiver of notice of such meeting, except where a Member attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

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Section 4.08 Quorum. A quorum of any meeting of the Voting Members shall require the presence of the Members holding at least 60.0% of the appropriate Voting Units held by all Members. Subject to Section 4.09, no action at any meeting may be taken by the Members unless the appropriate quorum is present. Subject to Section 4.09, no action may be taken by the Members at any meeting at which a quorum is present without the affirmative vote of Members holding at least 60.0% of the appropriate Voting Units held by all Members.

Section 4.09 Action Without Meeting. Notwithstanding the provisions of Section 4.08, any matter that is to be voted on, consented to or approved by Voting Members may be taken without a meeting, without prior notice and without a vote if consented to, in writing or by Electronic Transmission, by a Member or Members holding not less than 60.0% of the appropriate Voting Units held by all Members. A record shall be maintained by the Board of each such action taken by written consent of a Member or Members.

Section 4.10 Power of Members. The Members shall have the power to exercise any and all rights or powers granted to Members pursuant to the express terms of this Agreement and the Delaware Act. Except as otherwise specifically provided by this Agreement or required by the Delaware Act, no Member, in its capacity as a Member, shall have the power to act for or on behalf of, or to bind, the Company.

Section 4.11 No Interest in Company Property. No real or personal property of the Company shall be deemed to be owned by any Member individually, but shall be owned by, and title shall be vested solely in, the Company. Without limiting the foregoing, each Member hereby irrevocably waives during the term of the Company any right that such Member may have to maintain any action for partition with respect to the property of the Company.

ARTICLE V

CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

Section 5.01 Initial Capital Contributions. Contemporaneously with the execution of this Agreement and as set forth in the respective Founder Contribution Agreements, each Founder Member owning Common Units has made the Capital Contribution giving rise to such Founder Member’s initial Capital Account and is deemed to own the number, type, series and class of Units, in each case, in the amounts set forth opposite such Founder Member’s name on the Members Schedule as in effect on the date hereof.

Section 5.02 Additional Capital Contributions.

(a) No Member shall be required to make any additional Capital Contributions to the Company except as set forth in the Founder Contribution Agreements to which such Member is a party. Any future Capital Contributions, other than those contemplated by the Founder Contribution Agreements, made by any Member shall only be made with the consent of the Board. The Member Schedule shall be updated upon any Capital Contributions.

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(b) No Member shall be required to lend any funds to the Company and no Member shall have any personal liability for the payment or repayment of any Capital Contribution by or to any other Member.

Section 5.03 Maintenance of Capital Accounts. The Company shall establish and maintain for each Member a separate capital account (a “Capital Account”) on its books and records in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv) and the following provisions:

(a) Each Member’s Capital Account shall be increased by the amount of:

(i) such Member’s Capital Contributions, including such Member’s initial Capital Contribution;

(ii) any Net Income or other item of income or gain allocated to such Member pursuant to Article VI; and

(iii) any liabilities of the Company that are assumed by such Member or secured by any property Distributed to such Member.

(b) Each Member’s Capital Account shall be decreased by:

(i) the cash amount or Book Value of any property Distributed to such Member pursuant to Article VII and Section 13.03(c);

(ii) the amount of any Net Loss or other item of loss or deduction allocated to such Member pursuant to Article VI; and

(iii) the amount of any liabilities of such Member assumed by the Company or which are secured by any property contributed by such Member to the Company.

In determining the amount of any liability for purposes of this Section 5.03, there shall be taken into account Code Section 752(c), and any other applicable provision of the Code. The initial balance of each Founder Member’s Capital Account is set forth opposite such Founder Member’s name in the Members Schedule.

Section 5.04 Succession Upon Transfer. In the event that any Units are Transferred in accordance with the terms of this Agreement, the Transferee shall succeed to the Capital Account of the Transferor to the extent it relates to the Transferred Units and, subject to Section 6.04, shall receive allocations and Distributions pursuant to Article VI, Article VII and Article XIII in respect of such Units.

Section 5.05 Negative Capital Accounts. In the event that any Member shall have a deficit balance in his, her or its Capital Account, such Member shall have no obligation, during the term of the Company or upon dissolution or liquidation thereof, to restore such negative balance or make any Capital Contributions to the Company by reason thereof, except as may be required by Applicable Law or in respect of any negative balance resulting from a withdrawal of capital or dissolution in contravention of this Agreement.

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Section 5.06 No Withdrawal. No Member shall be entitled to withdraw any part of his, her or its Capital Account or to receive any Distribution from the Company, except as provided in this Agreement. No Member shall receive any interest, salary or drawing with respect to its Capital Contributions or its Capital Account, except as otherwise provided in this Agreement. The Capital Accounts are maintained for the sole purpose of allocating items of income, gain, loss and deduction among the Members and shall have no effect on the amount of any Distributions to any Members, in liquidation or otherwise.

Section 5.07 Treatment of Loans From Members. Loans by any Member to the Company shall not be considered Capital Contributions and shall not affect the maintenance of such Member’s Capital Account, other than to the extent provided in Section 5.03(a)(iii), if applicable.

Section 5.08 Modifications. The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Section 1.704-1(b) of the Treasury Regulations and shall be interpreted and applied in a manner consistent with such Treasury Regulations. If the Board determines that it is prudent to modify the manner in which the Capital Accounts, or any increases or decreases to the Capital Accounts, are computed in order to comply with such Treasury Regulations, the Board may authorize such modifications.

ARTICLE VI

ALLOCATIONS

Section 6.01 Allocation of Net Income and Net Loss.

(a) After taking into account the special allocations in Section 6.02, and subject to Section 6.01(b), for each Fiscal Period, except as otherwise provided in this Agreement, Net Income and Net Loss (and, to the extent necessary, individual items of income, gain, loss or deduction) of the Company shall be allocated among the Members in a manner such that the Capital Account balance of each Member, immediately after making such allocations, is, as nearly as possible, equal to (i) the Distributions that would be made to such Member pursuant to Section 13.03(c) if the Company were dissolved, its affairs wound up and its assets sold for cash equal to their Book Value (except that Company Assets actually sold during a Fiscal Period shall be treated as sold for the consideration received therefor), all Company liabilities were satisfied (limited with respect to each Nonrecourse Liability to the Book Value of the assets securing such liability), and the net assets of the Company were Distributed, in accordance with Section 13.03(c), to the Members immediately after making such allocations, minus (ii) such Member’s share of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain, computed immediately prior to the hypothetical sale of assets. Solely for purposes of allocating Net Income and Net Loss (and to the extent applicable, individual items of income, gain, loss and deduction), all outstanding Restricted Incentive Units shall be treated as Unrestricted Incentive Units (and therefore, shall be treated as outstanding for

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purposes of this Agreement, and shall be allocated a share of the Company’s Net Income (and items of income and gain) and Net Loss (and items of loss and deduction) in accordance with this Article VI); provided that, if a Member’s Restricted Incentive Units are forfeited and the Company has made a Safe Harbor Election that applies to the forfeited Restricted Incentive Units, the Net Income (and items of income and gain) and Net Loss (and items of loss and deduction) arising in the Fiscal Period in which the forfeiture occurs shall be allocated in compliance with applicable IRS guidance with respect to Safe Harbor Elections.

(b) To the extent any allocation of Net Loss for any Fiscal Period would cause a Member to have an Adjusted Capital Account Deficit, those Net Losses shall be specially allocated to the other Members who have positive Capital Account balances pro rata until their Capital Accounts are reduced to zero, and any remaining Net Losses will be allocated to each Member in accordance with the relative number of Units held by such Member.

Section 6.02 Regulatory and Special Allocations. The following allocations shall be made prior to the allocations set forth in Section 6.01 and in the following order and priority:

(a) Except as otherwise provided in Treasury Regulations Section1.704-2(0, notwithstanding any other provision of this Article VI, if there is a net decrease in Company Minimum Gain (determined according to Treasury Regulations Section 1.7042(d)(1)) during any Fiscal Period, each Member shall be specially allocated items of income and gain for such Fiscal Period (and, if necessary, subsequent Fiscal Periods) in an amount equal to such Member’s share of the net decrease in Company Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.7042(f)(6) and 1.704-2(j)(2). This Section 6.02(a) is intended to comply with the “minimum gain chargeback” requirement in Treasury Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

(b) Except as otherwise provided in Treasury Regulations Section 1.7042(i)(4), notwithstanding any other provisions of this Article VI, if there is a net decrease in Member Nonrecourse Debt Minimum Gain during any Fiscal Period, each Member that has a share of such Member Minimum Gain shall be specially allocated items of income and gain for such Fiscal Period (and, if necessary, subsequent Fiscal Periods) in an amount equal to that Member’s share of the net decrease in Member Nonrecourse Debt Minimum Gain. Items to be allocated pursuant to this paragraph shall be determined in accordance with Treasury Regulations Sections 1.704-2(i)(4) and 1.7042(j)(2). This Section 6.02(b) is intended to comply with the “minimum gain chargeback” requirements in Treasury Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

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(c) In the event any Member unexpectedly receives any adjustments, allocations or Distributions described in Treasury Regulations Section 1.704- 1(b)(2)(ii)(d)(4), (5) or (6), items of income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit created by such adjustments, allocations or Distributions as quickly as possible. This Section 6.02(c) is intended to comply with the qualified income offset requirement in Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(d) Any Member Nonrecourse Deductions for any Fiscal Period shall be allocated to the Member that bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)(1).

(e) Nonrecourse deductions for any Fiscal Period shall be allocated to each Member in accordance with the relative number of Units held by such Member.

(f) To the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or 743(b) is required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of its interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of such Company Asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated (i) to the Members in accordance with their respective interests in the Company, if Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or (ii) to the Member to which such distribution was made, if Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(g) The allocations set forth in Section 6.01(b) and paragraphs (a), (b), (c), (d), (e) and (f) of this Section 6.02 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations under Code Section 704. It is the intent of the Members that, to the extent possible, all Regulatory Allocations will be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 6.02(g). Notwithstanding any other provisions of this Article VI (other than the Regulatory Allocations), the Board shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of this Agreement and all Company items were allocated pursuant to this Article VI without the Regulatory Allocations.

(h) The Company and the Members acknowledge that allocations like those described in Proposed Treasury Regulation Section 1.704-1(b)(4)(xii)(c) (“Forfeiture Allocations”) result from the allocations of Net Income and Net Loss provided for in this Agreement. For the avoidance of doubt, the Company is entitled to make Forfeiture Allocations and, once required by applicable final or temporary guidance, allocations of Net Income and Net Loss will be made in accordance with Proposed Treasury Regulations Section 1.704-1(b)(4)(xii)(c) or any successor provision or guidance.

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Section 6.03 Tax Allocations.

(a) Subject to Section 6.03(d) through Section 6.03(d), all income, gains, losses and deductions of the Company for U.S. federal, state and local income tax purposes shall be allocated among the Members in the same manner as such items are allocated for purposes of computing their Capital Accounts, except that if any such allocation for tax purposes is not permitted by the Code or other Applicable Law, the Company’s subsequent income, gains, losses and deductions shall be allocated among the Members for tax purposes, to the extent permitted by the Code and other Applicable Law, so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.

(b) In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall, solely for income tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for U.S. federal income tax purposes and its initial Book Value using any allocation method permitted under Treasury Regulations Section 1.704-3, as determined by the Board.

(c) If the Book Value of any Company asset is adjusted pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(f) as provided in clause (c) of the definition of Book Value, subsequent allocations of items of taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for U.S. federal income tax purposes and its Book Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder.

(d) Allocations of tax credit, tax credit recapture and any items related thereto shall be allocated to the Members according to their interests in such items as determined by the Board taking into account the principles of Treasury Regulations Section 1.704- 1(b)(4)(ii).

(e) Any elections or other decisions relating to such allocations shall be made by the Board in any manner that reasonably reflects the purpose and intention of this Agreement.

(f) Allocations pursuant to this Section 6.03 are solely for purposes of U.S. federal, state and local income taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Net Income, Net Losses, Distributions or other items pursuant to any provisions of this Agreement.

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Section 6.04 Allocations in Respect of Transferred Units. In the event of a Transfer of Units during any Fiscal Year made in compliance with the provisions of Article X, Net Income, Net Losses and other items of income, gain, loss and deduction of the Company attributable to such Units for such Fiscal Year shall be determined by the Board using any permissible method under Code Section 706 and the Treasury Regulations thereunder.

ARTICLE VII

DISTRIBUTIONS

Section 7.01 General.

(a) Subject to Section 7.01(b), Section 7.02, Section 7.03, and Section 7.04, the Board shall have sole discretion regarding the amounts and timing by the Board using any permissible method under Code Section 706 and the Treasury Regulations thereunder of Distributions to Members, including whether to forego payment of Distributions in order to provide for the retention and establishment of reserves of, or payment to third parties of, such funds as it deems necessary with respect to the reasonable business needs of the Company (which needs may include the payment or the making of provision for the payment when due of the Company’s obligations, including, but not limited to, present and anticipated debts and obligations, capital needs and expenses, the payment of any management or administrative fees and expenses, and reasonable reserves for contingencies).

(b) Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make any Distribution to Members if such Distribution would violate § 18-607 of the Delaware Act or other Applicable Law.

Section 7.02 Priority of Distributions. After making all Distributions required for a given Fiscal Quarter under Section 7.04 and subject to Section 7.03 and the priority of Distributions pursuant to Section 13.03(c), if applicable, all Distributions determined to be made by the Board pursuant to Section 7.01 shall be made in the following manner:

(a) first, to the Members pro rata in proportion to their holdings of Common Units (the Non-dilutive Common Units and the Class A Common Units being treated as one class of Units), until Distributions under this Section 7.02(a) equal the aggregate amount of Capital Contributions attributable to the Members in respect of their acquisitions of Common Units; and

(b) second, any remaining amounts to the Members holding Common Units and, subject to Section 7.03, Incentive Units, pro rata in proportion to their aggregate holdings of Common Units and Incentive Units treated as one class of Units.

Section 7.03 Limitations on Distributions to Incentive Units.

(a) No Distribution (other than Tax Distributions pursuant to Section 7.04) shall be made to a Member on account of its Restricted Incentive Units. Any amount that would otherwise be Distributed to such a Member but for the application of the preceding sentence shall instead be retained in a segregated Company account to be Distributed in accordance with Section 7.02(b) by the Company and paid to such Member if, as and when the Restricted Incentive Unit to which such retained amount relates vests pursuant to the Incentive Plan and the applicable Award Agreement.

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(b) Notwithstanding anything to the contrary set forth herein, unless otherwise provided in the Award Agreement pursuant to which the Company issued the Incentive Units, any Service Provider holding Incentive Units shall not be entitled to receive Distributions pursuant to Section 7.02 with respect to such Incentive Units until such time as the aggregate amount of Distributions pursuant to Section 7.02 made by the Company after the date such Incentive Units were granted exceeds the applicable Profits Interest Hurdle with respect to such Incentive Units, after which this Section 7.03(b) shall not apply with respect to such Incentive Units.

Section 7.04 Tax Advances.

(a) To the extent that funds of the Company may be available for distribution by the Company (as determined by the Board in its sole discretion), the Board shall cause the Company to distribute to each Member with respect to each Fiscal Quarter an amount of cash (each such distribution, a “Tax Distribution”) which in the good faith judgment of the Board equals the product of (i) the amount of taxable income allocable to such Member for such Fiscal Quarter pursuant to Article VI (net of taxable Net Losses allocated to such Member in respect of prior Fiscal Quarters and not previously taken into account under this Section 7.04(a)(i)) and (ii) the Assumed Tax Rate, with such Tax Distributions to be made to Members in the same proportions that taxable income was allocable to the Members during such Fiscal Quarter (net of taxable Net Losses allocated to the Member in respect of prior Fiscal Quarters and not previously taken into account under clause (ii) of this Section 7.04(a)).

(b) Any Distributions made pursuant to this Section 7.04 shall be treated for purposes of this Agreement as advances on Distributions pursuant to Section 7.02 and shall reduce, dollar-for-dollar, the amount otherwise Distributable to such Member pursuant to Section 7.02.

Section 7.05 Tax Withholding; Withholding Advances.

(a) Tax Withholding. If requested by the Board, each Member shall, if able to do so, deliver to the Board:

(i) an affidavit in form satisfactory to the Board that the applicable Member (or its members, as the case may be) is not subject to withholding under the provisions of any U.S. federal, state, local, foreign or other Applicable Law;

(ii) any certificate that the Board may reasonably request with respect to any such laws; and/or

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(iii) any other form or instrument reasonably requested by the Board relating to any Member’s status under such law.

If a Member fails or is unable to deliver to the Board the affidavit described in Section 7.05(a)(i), the Board may withhold amounts from such Member in accordance with Section 7.05(b).

(b) Withholding Advances. The Company is hereby authorized at all times to make payments (“Withholding Advances”) with respect to each Member in amounts required to discharge any obligation of the Company (as determined by the Board based on the advice of legal or tax counsel to the Company) to withhold or make payments to any U.S. federal, state, local or foreign taxing authority (a “Taxing Authority”) with respect to any Distribution or allocation by the Company of income or gain to such Member and to withhold the same from Distributions to such Member. Any funds withheld from a Distribution by reason of this Section 7.05(b) shall nonetheless be deemed Distributed to the Member in question for all purposes under this Agreement and, at the option of the Board, shall be charged against the Member’s Capital Account.

(c) Repayment of Withholding Advances. Any Withholding Advance made by the Company to a Taxing Authority on behalf of a Member and not simultaneously withheld from a Distribution to that Member shall:

(i) be promptly repaid to the Company by the Member on whose behalf the Withholding Advance was made (which repayment by the Member shall not constitute a Capital Contribution, but shall credit the Member’s Capital Account, only if the Board shall have initially charged the amount of the Withholding Advance to the Capital Account); or

(ii) with the consent of the Board, be repaid by reducing the amount of the next succeeding Distribution or Distributions to be made to such Member (which reduction amount shall be deemed to have been Distributed to the Member, but which shall not further reduce the Member’s Capital Account, only if the Board shall have initially charged the amount of the Withholding Advance to the Capital Account).

Interest shall accrue on Witholding Advances from the date of payment by the Company at a rate equal to the prime rate published in the Wall Street Journal on the date of payment plus two percent (2.0%) per annum (the “Company Interest Rate”). Interest shall cease to accrue from the time the Member on whose behalf the Withholding Advance was made repays such Withholding Advance (and all accrued interest) by either method of repayment described above.

(d) Indemnification. Each Member hereby agrees to indemnify and hold harmless the Company and the other Members from and against any liability with respect to taxes, interest or penalties which may be asserted by reason of the Company’s failure to deduct and withhold tax on amounts Distributable or allocable to such Member. The provisions of this Section 7.05(d) and the obligations of a Member pursuant to Section 7.05(c) shall survive the termination, dissolution, liquidation and winding up of the

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Company and the withdrawal of such Member from the Company or Transfer of its Units. The Company may pursue and enforce all rights and remedies it may have against each Member under this Section 7.05, including bringing a lawsuit to collect repayment with interest of any Withholding Advances.

(e) Overwithholding. Neither the Company nor the Board shall be liable for any excess taxes withheld in respect of any Distribution or allocation of income or gain to a Member. In the event of an overwithholding, a Member’s sole recourse shall be to apply for a refund from the appropriate Taxing Authority.

Section 7.06 Distributions in Kind.

(a) The Board is hereby authorized, in its sole discretion, to make Distributions to the Members in the form of securities or other property held by the Company; provided that Tax Advances shall only be made in cash. In any non-cash Distribution, the securities or property so Distributed will be Distributed among the Members in the same proportion and priority as cash equal to the Fair Market Value of such securities or property would be Distributed among the Members pursuant to Section 7.02.

(b) Any Distribution of securities shall be subject to such conditions and restrictions as the Board determines are required or advisable to ensure compliance with Applicable Law. In furtherance of the foregoing, the Board may require that the Members execute and deliver such documents as the Board may deem necessary or appropriate to ensure compliance with all federal and state securities laws that apply to such Distribution and any further Transfer of the Distributed securities, and may appropriately legend the certificates that represent such securities to reflect any restriction on Transfer with respect to such laws.

ARTICLE VIII

MANAGEMENT

Section 8.01 Establishment of the Board. A board of managers of the Company (the “Board”) is hereby established and shall be comprised of natural Persons (each such Person, a “Manager”) who shall be appointed in accordance with the provisions of Section 8.02. The business and affairs of the Company shall be managed, operated and controlled by or under the direction of the Board, and the Board shall have, and is hereby granted, the full and complete power, authority and discretion for, on behalf of and in the name of the Company, to take such actions as it may in its sole discretion deem necessary or advisable to carry out any and all of the objectives and purposes of the Company, subject only to the terms of this Agreement.

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Section 8.02 Board Composition; Vacancies.

(a) The Board shall consist of not less than three (3) nor more than twelve (12) Managers, and shall initially consist of three (3) Managers. Subject to the foregoing sentence, the specific number of Managers constituting the Board shall be determined by resolution of the Board, but no decrease in the number of Managers constituting the Board shall have the effect of shortening the term of any incumbent Manager.

(b) The Managers constituting the Board shall be comprised as follows:

(i) the Chief Executive Officer of the Company, who shall initially be Richard Schaeffer; and

(ii) each additional Manager shall be designated by the holders of at least 60.0% of the Common Units, voting together as a class (the “Common Managers”), which Common Managers shall initially be Brian Ferdinand and Robert Keller.

(c) In the event that a vacancy is created on the Board at any time due to the death, Disability, retirement, resignation or removal of a Common Manager or due to an increase in the authorized number of Managers constituting the Board, then the holders of at least 60.0% of the Common Units shall have the right to designate an individual to fill such vacancy and the Company and each Member hereby agree to take such actions as may be required to ensure the election or appointment of such designee to fill such vacancy on the Board. In the event that the holders of Common Units shall fail to designate in writing a representative to fill a vacant Common Manager position on the Board, and such failure shall continue for more than thirty (30) days after notice from the Company to the Members with respect to such failure, then the vacant position shall be filled by an individual designated by the Common Managers then in office; provided that such individual shall be removed from such position if the holders of at least 60.0% of the Common Units so direct and simultaneously designate a new Common Manager.

(d) If any person serving as the Chief Executive Officer of the Company resigns, is removed or is otherwise replaced, such person shall automatically, and without any action by the Board or Members, cease to be a Manager, and the Company’s successor Chief Executive Officer appointed pursuant to Section 8.09 shall automatically become a Manager.

(e) The Managers shall select a Chairman of the Board from among themselves, which may be any Common Member or the Chief Executive Officer. Richard Schaeffer will serve as the initial Chairman of the Board.

Section 8.03 Removal; Resignation.

(a) A Common Manager may be removed or replaced at any time from the Board, with or without cause, upon, and only upon, the written request of the holders of at least 60.0% of the Common Units. The Chief Executive Officer may be removed in the same manner as any other Officer of the Company, in accordance with Section 8.09.

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(b) A Manager may resign at any time from the Board by delivering his or her written resignation to the Board. Any such resignation shall be effective upon receipt thereof unless it is specified to be effective at some other time or upon the occurrence of some other event. The Board’s acceptance of a resignation shall not be necessary to make it effective.

Section 8.04 Meetings.

(a) Generally. The Board shall meet at such time and at such place as the Board may designate. Meetings of the Board may be held either in person or by means of telephone or video conference or other communications device that permits all Managers participating in the meeting to hear each other, at the offices of the Company or such other place (either within or outside the State of Delaware) as may be determined from time to time by the Board. Written notice of each meeting of the Board shall be given to each Manager at least 24 hours prior to each such meeting.

(b) Special Meetings. Special meetings of the Board shall be held on the call of any two (2) Managers upon at least five (5) days’ written notice (if the meeting is to be held in person) or one (1) day’s written notice (if the meeting is to be held by telephone communications or video conference) to the Managers, or upon such shorter notice as may be approved by all the Managers. Any Manager may waive such notice as to himself.

(c) Attendance and Waiver of Notice. Attendance of a Manager at any meeting shall constitute a waiver of notice of such meeting, except where a Manager attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice or waiver of notice of such meeting.

Section 8.05 Quorum; Manner of Acting.

(a) Quorum. A majority of the Managers serving on the Board shall constitute a quorum for the transaction of business of the Board. At all times when the Board is conducting business at a meeting of the Board, a quorum of the Board must be present at such meeting. If a quorum shall not be present at any meeting of the Board, then the Managers present at the meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

(b) Participation. Any Manager may participate in a meeting of the Board by means of telephone or video conference or other communications device that permits all Managers participating in the meeting to hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting. A Manager may vote or be present at a meeting either in person or by proxy, and such proxy may be granted in writing, by means of Electronic Transmission or as otherwise permitted by Applicable Law.

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(c) Binding Act. Each Manager shall have one vote on all matters submitted to the Board or any committee thereof. With respect to any matter before the Board, the act of a majority of the Managers constituting a quorum shall be the act of the Board.

Section 8.06 Action By Written Consent. Notwithstanding anything herein to the contrary, any action of the Board (or any committee of the Board) may be taken without a meeting if either (a) a written consent of a majority of the Managers on the Board (or committee) shall approve such action; provided that prior written notice of such action is provided to all Managers at least one day before such action is taken, or (b) a written consent constituting all of the Managers on the Board (or committee) shall approve such action. Such consent shall have the same force and effect as a vote at a meeting where a quorum was present and may be stated as such in any document or instrument filed with the Secretary of State of Delaware.

Section 8.07 Compensation; No Employment.

(a) Each Manager shall be reimbursed for his reasonable out-of-pocket expenses incurred in the performance of his duties as a Manager, pursuant to such policies as from time to time established by the Board. Nothing contained in this Section 8.07 shall be construed to preclude any Manager from serving the Company in any other capacity and receiving reasonable compensation for such services.

(b) This Agreement does not, and is not intended to, confer upon any Manager any rights with respect to continued employment by the Company, and nothing herein should be construed to have created any employment agreement with any Manager.

Section 8.08 Committees.

(a) Establishment. The Board may, by resolution, designate from among the Managers one or more committees, each of which shall be comprised of one or more Managers; provided that in no event may the Board designate any committee with all of the authority of the Board. Subject to the immediately preceding proviso, any such committee, to the extent provided in the resolution forming such committee, shall have and may exercise the authority of the Board, subject to the limitations set forth in Section 8.08(b). The Board may dissolve any committee or remove or replace any member of a committee at any time.

(b) Limitation of Authority. No committee of the Board shall have the authority of the Board in reference to:

(i) authorizing or making Distributions to the Members;

(ii) authorizing the issuance of Units;

(iii) approving a plan of merger or sale of the Company;

(iv) recommending to the Members a voluntary dissolution of the Company or a revocation thereof;

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(v) filling vacancies in the Board; or

(vi) altering or repealing any resolution of the Board that by its terms provides that it shall not be so amendable or repealable.

Section 8.09 Officers. The Board may appoint individuals as officers of the Company (the “Officers”) as it deems necessary or desirable to carry on the business of the Company and the Board may delegate to such Officers such power and authority as the Board deems advisable. No Officer need be a Member or Manager, except that the Chief Executive Officer shall automatically become a Manager pursuant to Section 8.01. Any individual may hold two or more offices of the Company. Each Officer shall hold office until his or her successor is designated by the Board or until his or her earlier death, resignation or removal. Any Officer may resign at any time upon written notice to the Board. Any Officer may be removed by the Board (acting by majority vote of all Managers other than the Officer being considered for removal, if applicable) with or without cause at any time. A vacancy in any office occurring because of death, resignation, removal or otherwise, may, but need not, be filled by the Board. Brian Ferdinand shall serve as the initial President of the Company.

Section 8.10 No Personal Liability. Except as otherwise provided in the Delaware Act, by Applicable Law or expressly in this Agreement, no Manager will be obligated personally for any debt, obligation or liability of the Company or of any Company Subsidiary, whether arising in contract, tort or otherwise, solely by reason of being a Manager.

ARTICLE IX

ANTI-DILUTION RIGHTS

Section 9.01 Anti-Dilution Right.

(a) During the period prior to the consummation by the Company of an Initial Public Offering, the Non-dilutive Common Units will be entitled to a full ratchet adjustment in the event that the Company issues any additional Units or Unit Equivalents, such that each holder of Non-dilutive Common Units shall automatically and without further action on such holder’s part be issued an additional number of Non-dilutive Common Units such that his, her or its percentage interest in the Company remains the same as set forth on the Member Schedule on the date hereof (as adjusted for any Transfers by such holder prior to the time of the issuance triggering such adjustment). In the event of an issuance of Units (or Unit Equivalents) involving tranches or other multiple closings, the adjustment shall be calculated as if all Units (or Unit Equivalents) were issued at the first closing. During the period prior to the consummation by the Company of an Initial Public Offering, the Non-dilutive Common Units will also be subject to proportional adjustment in accordance with the foregoing for splits, dividends, combinations, recapitalizations, reorganizations or otherwise.

(b) The Company may deliver to each holder of Non-dilutive Common Units certificates evidencing such additional Non-dilutive Common Securities issued in accordance with Section 9.01(a). The Company shall make such adjustments to the Member Schedule as are necessary to reflect such issuance of additional Non-dilutive Common Units; provided, however, that any failure to make any such adjustment to the Member Schedule or any defect therein shall not in any way impair or affect the validity of such issuance.

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(c) In connection with an Initial Public Offering, each Non-dilutive Common Unit shall automatically and without further action on the part of the Company, any Member or any other Person, be converted to a Class A Common Unit immediately prior to the consummation of such Initial Public Offering. For the avoidance of doubt and notwithstanding anything contained herein to the contrary, the Members and the Company acknowledge and agree that in the event that the issuances contemplated by the agreements listed on Schedule 1 hereto are to be consummated promptly following or concurrent with an Initial Public Offering, the Non-dilutive Units shall be entitled to the anti-dilution adjustments provided herein as if such issuances were consummated prior to the conversion of the Non-dilutive Common Units to Class A Common Units.

ARTICLE X

TRANSFER

Section 10.01 General Restrictions on Transfer.

(a) Each Member acknowledges and agrees that, until the consummation of an Initial Public Offering, such Member (or any Permitted Transferee of such Member) shall not Transfer any Units or Unit Equivalents except as permitted pursuant to Section 10.02 or in accordance with the procedures described in Section 10.03 through Section 10.05 as applicable. Notwithstanding the foregoing or anything in this Agreement to the contrary:

(i) Transfers of Incentive Units shall not be permitted prior to the consummation of an Initial Public Offering except:

(A) pursuant to Section 10.02;

(B) when required of a Drag-along Member pursuant to Section 10.04; or

(C) as set forth in the Incentive Plan or applicable Award Agreement.

(ii) Transfers of Units or Unit Equivalents (other than Incentive Units which are covered by Section 10.01(a)(i) above) by a Member (or any Permitted Transferee of a Member) shall not be permitted prior to the first anniversary of the date of this Agreement (after which time any such Transfer shall be subject to the restrictions in the first sentence of this Section 10.01(a)), except:

(A) pursuant to Section 10.02;

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(B) when required of a Drag-along Member pursuant to Section 10.04; or

(C) upon the exercise of a tag-along right by a Tag-along Member pursuant to Section 10.05.

No Transfer of Units or Unit Equivalents to a Person not already a Member of the Company shall be deemed completed until the prospective Transferee is admitted as a Member of the Company in accordance with Section 4.01(b) hereof.

(b) Notwithstanding any other provision of this Agreement (including Section 10.02), prior to the consummation of an Initial Public Offering, each Member agrees that it will not, directly or indirectly, Transfer any of its Units or Unit Equivalents, and the Company agrees that it shall not issue any Units or Unit Equivalents:

(i) except as permitted under the Securities Act and other applicable federal or state securities or blue sky laws, and then, with respect to a Transfer of Units or Unit Equivalents, if requested by the Company, only upon delivery to the Company of an opinion of counsel in form and substance satisfactory to the Company to the effect that such Transfer may be effected without registration under the Securities Act;

(ii) if such Transfer or issuance would cause the Company to be considered a “publicly traded partnership” under Section 7704(b) of the Code within the meaning of Treasury Regulation Section 1.7704-1(h)(1)(ii), including the look-through rule in Treasury Regulation Section 1.7704-1(h)(3);

(iii) if such Transfer or issuance would affect the Company’s existence or qualification as a limited liability company under the Delaware Act;

(iv) if such Transfer or issuance would cause the Company to lose its status as a partnership for U.S. federal income tax purposes, unless such Transfer has received prior approval of the Board;

(v) if such Transfer or issuance would cause a termination of the Company for U.S. federal income tax purposes, unless such Transfer has received prior approval of the Board;

(vi) if such Transfer or issuance would cause the Company or any of the Company Subsidiaries to be required to register as an investment company under the Investment Company Act of 1940, as amended; or

(vii) if such Transfer or issuance would cause the assets of the Company or any Company Subsidiary to be deemed “Plan Assets” as defined under the Employee Retirement Income Security Act of 1974 or its accompanying regulations or result in any “prohibited transaction” thereunder involving the Company or any Company Subsidiary.

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In any event, the Board may refuse the Transfer to any Person if such Transfer would have a material adverse effect on the Company as a result of any regulatory or other restrictions imposed by any Governmental Authority.

(c) Any Transfer or attempted Transfer of any Units or Unit Equivalents in violation of this Agreement shall be null and void, no such Transfer shall be recorded on the Company’s books and the purported Transferee in any such Transfer shall not be treated (and the purported Transferor shall continue be treated) as the owner of such Units or Unit Equivalents for all purposes of this Agreement.

(d) For the avoidance of doubt, any Transfer of Units or Unit Equivalents permitted by Section 10.02 or made in accordance with the procedures described in Section 10.03 through Section 10.05, as applicable, and purporting to be a sale, transfer, assignment or other disposal of the entire Membership Interest represented by such Units or Unit Equivalents, inclusive of all the rights and benefits applicable to such Membership Interest as described in the definition of the term “Membership Interest,” shall be deemed a sale, transfer, assignment or other disposal of such Membership Interest in its entirety as intended by the parties to such Transfer, and shall not be deemed a sale, transfer, assignment or other disposal of any less than all of the rights and benefits described in the definition of the term “Membership Interest,” unless otherwise explicitly agreed to by the parties to such Transfer.

(e) Except with respect to a Permitted Transfer pursuant to Section 10.02(a) or (b) (and, if Board approval is obtained specifically exempting such Transfer from the provisions of this Section 10.01(e), pursuant to Section 10.02(c)), in connection with any Transfer of Non-dilutive Common Units, each Non-dilutive Common Unit being Transferred shall automatically and without further action on the part of the Company, any Member or any other Person, be converted to a Class A Common Unit immediately prior to the consummation of such Transfer.

Section 10.02 Permitted Transfers. The provisions of Section 10.01(a), Section 10.03, Section 10.04 (with respect to the Dragging Member only) and Section 10.05 shall not apply to any of the following Transfers by any Member of any of its Units or Unit Equivalents:

(a) With respect to a Member that is an entity, to an Affiliate of such Member; provided that such Member owns, directly or indirectly, 100% of the voting interests in such Affiliate or such Affiliate owns, directly or indirectly, 100% of the voting interests in such Member;

(b) With respect to any Member that is a natural person, to (i) a trust under which the distribution of Units may be made only to such Member and/or any Family Member of such Member, (ii) a charitable remainder trust, the income from which will be paid to such Member during his or her life, (iii) a corporation, partnership or limited liability company, the stockholders, partners or members of which are only such Member and/or Family Members of such Member, or (iv) by will or by the laws of intestate succession, to such Member’s executors, administrators, testamentary trustees, legatees or beneficiaries; provided that any Member who Transfers Units shall remain bound by the provisions of this Article X and of Section 11.01;

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(c) a Transfer by such Member approved by the Board; provided that such Transfer shall remain subject to the provisions of Section 10.01(a), Section 10.03, Section 10.04, Section 10.05 and, with respect to Non-dilutive Common Units, Section 10.01(e), unless the Board specifically exempts such Transfer from compliance with any or all of such provisions; or

(d) Pursuant to a Public Offering.

Section 10.03 Right of First Refusal.

(a) Offered Units.

(i) At any time prior to the consummation of an Initial Public Offering, and subject to the terms and conditions specified in Section 10.01, Section 10.02 and this Section 10.03, the Company, first, and each Member holding Common Units, second, shall have a right of first refusal if any other Member (the “Offering Member”) receives a bona fide offer that the Offering Member desires to accept to Transfer all or any portion of the Common Units (or applicable Unit Equivalents) (the “Offered Units”) it owns.

(ii) As used herein, the term “ROFR Rightholders” shall mean all Members (other than the Offering Member) holding Common Units (or applicable Unit Equivalents).

(b) Offering; Exceptions. Each time the Offering Member receives an offer for a Transfer of any of its Common Units (or applicable Unit Equivalents) (other than Transfers that (i) are permitted by Section 10.02, (ii) are proposed to be made by a Dragging Member or required to be made by a Drag-along Member pursuant to Section 10.04, or (iii) are made by a Tag-along Member upon the exercise of its tag-along right pursuant to Section 10.05 after the Company and ROFR Rightholders have declined to exercise their rights in full under this Section 10.03), the Offering Member shall first make an offering of the Offered Units to the Company, first, and the ROFR Rightholders, second, all in accordance with the following provisions of this Section 10.03, prior to Transferring such Offered Units to the proposed purchaser.

(c) Offer Notice.

(i) The Offering Member shall, within five (5) Business Days of receipt of the Transfer offer, give written notice (the “Offering Member Notice”) to the Company and the ROFR Rightholders stating that it has received a bona fide offer for a Transfer of its Common Units (or applicable Unit Equivalents) and specifying:

(A) the number of Offered Units to be Transferred by the Offering Member;

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(B)	the proposed date, time and location of the closing of the Transfer, which shall not be less than 60 (sixty) Business Days from the date of the Offering Member Notice;

(C)	the purchase price per Offered Common Unit (which shall be payable solely in cash) and the other material terms and conditions of the Transfer; and

(D)	the name of the Person who has offered to purchase such Offered Units.

(ii) The Offering Member Notice shall constitute the Offering Member’s offer to Transfer the Offered Units to the Company and the ROFR Rightholders, which offer shall be irrevocable until the end of the ROFR Rightholder Option Period described in Section 10.03(d)(iii).

(iii) By delivering the Offering Member Notice, the Offering Member represents and warrants to the Company and each ROFR Rightholder that:

(A)	the Offering Member has full right, title and interest in and to the Offered Units;

(B)	the Offering Member has all the necessary power and authority and has taken all necessary action to Transfer such Offered Units as contemplated by this Section 10.03; and

(C)	the Offered Units are free and clear of any and all liens other than those arising as a result of or under the terms of this Agreement.

(d) Exercise of Right of First Refusal.

(i) Upon receipt of the Offering Member Notice, the Company and each ROFR Rightholder shall have the right to purchase the Offered Units in the following order of priority: first, the Company shall have the right to purchase all or any portion of the Offered Units in accordance with the procedures set forth in Section 10.03(d)(ii), and thereafter, the ROFR Rightholders shall have the right to purchase the Offered Units, in accordance with the procedures set forth in Section 10.03(d)(iii), to the extent the Company does not exercise its right in full. Notwithstanding the foregoing, the Company and the ROFR Rightholders may only exercise their right to purchase the Offered Units if, after giving effect to all elections made under this Section 10.03(d), no less than all of the Offered Units will be purchased by the Company and/or the ROFR Rightholders.

(ii) The initial right of the Company to purchase any Offered Units shall be exercisable with the delivery of a written notice (the “Company ROFR Exercise Notice”) by the Company to the Offering Member and the ROFR Rightholders

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within ten (10) Business Days of receipt of the Offering Member Notice (the “Company Option Period”), stating the number (including where such number is zero) of Offered Units the Company elects irrevocably to purchase on the terms and respective purchase prices set forth in the Offering Member Notice. The Company ROFR Exercise Notice shall be binding upon delivery and irrevocable by the Company.

(iii) If the Company shall have indicated an intent to purchase any less than all of the Offered Units, the ROFR Rightholders shall have the right to purchase the remaining Offered Units not selected by the Company. For a period of fifteen (15) Business Days following the receipt of a Company ROFR Exercise Notice in which the Company has elected to purchase less than all the Offered Units (such period, the “ROFR Rightholder Option Period”), each ROFR Rightholder shall have the right to elect irrevocably to purchase all or none of its Applicable Pro Rata Portion of the remaining Offered Units by delivering a written notice to the Company and the Offering Member (a “Member ROFR Exercise Notice”) specifying its desire to purchase its Applicable Pro Rata Portion of the remaining Offered Units, on the terms and respective purchase prices set forth in the Offering Member Notice. In addition, each ROFR Rightholder shall include in its Member ROFR Exercise Notice the number of remaining Offered Units that it wishes to purchase if any other ROFR Rightholders do not exercise their rights to purchase their entire Applicable Pro Rata Portion of the remaining Offered Units. Any Member ROFR Exercise Notice shall be binding upon delivery and irrevocable by the ROFR Rightholder.

(iv) The failure of the Company or any ROFR Rightholder to deliver a Company ROFR Exercise Notice or Member ROFR Exercise Notice, respectively, by the end of the Company Option Period or ROFR Rightholder Option Period, respectively, shall constitute a waiver of their respective rights of first refusal under this Section 10.03 with respect to the Transfer of Offered Units, but shall not affect their respective rights with respect to any future Transfers.

(e) Allocation of Offered Units. Upon the expiration of the ROFR Rightholder Option Period, the Offered Units not selected for purchase by the Company pursuant to Section 10.03(d)(ii) shall be allocated for purchase among the ROFR Rightholders as follows:

(i) First, to each ROFR Rightholder having elected to purchase its entire Applicable Pro Rata Portion of such Units, such ROFR Rightholder’s Applicable Pro Rata Portion of such Units; and

(ii) Second, the balance, if any, not allocated under clause (i) above (and not purchased by the Company pursuant to Section 10.03(d)(ii)), shall be allocated to those ROFR Rightholders who set forth in their Member ROFR Exercise Notices a number of Offered Units that exceeded their respective Applicable Pro Rata Portions (the “Purchasing Rightholders”), in an amount, with respect to each such Purchasing Rightholder, that is equal to the lesser of:

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(A)	the number of Offered Units that such Purchasing Rightholder elected to purchase in excess of its Applicable Pro Rata Portion; or

(B)	the product of (x) the number of Offered Units not allocated under clause (i) (and not purchased by the Company pursuant to Section 10.03(d)(ii)), multiplied by (y) a fraction, the numerator of which is the number of Offered Units that such Purchasing Rightholder was permitted to purchase pursuant to clause (i), and the denominator of which is the aggregate number of Offered Units that all Purchasing Rightholders were permitted to purchase pursuant to clause (i).

The process described in clause (ii) shall be repeated until no Offered Units remain or until such time as all Purchasing Rightholders have been permitted to purchase all Offered Units that they desire to purchase.

(f) Consummation of Sale. In the event that the Company and/or the ROFR Rightholders shall have, in the aggregate, exercised their respective rights to purchase all and not less than all of the Offered Units, then the Offering Member shall sell such Offered Units to the Company and/or the ROFR Rightholders, and the Company and/or the ROFR Rightholders, as the case may be, shall purchase such Offered Units, within sixty (60) days following the expiration of the ROFR Rightholder Option Period (which period may be extended for a reasonable time not to exceed ninety (90) days to the extent reasonably necessary to obtain required approvals or consents from any Governmental Authority). Each Member shall take all actions as may be reasonably necessary to consummate the sale contemplated by this Section 10.03(f), including, without limitation, entering into agreements and delivering certificates and instruments and consents as may be deemed necessary or appropriate. At the closing of any sale and purchase pursuant to this Section 10.03(f), the Offering Member shall deliver to the Company and/or the participating ROFR Rightholders certificates (if any) representing the Offered Units to be sold, free and clear of any liens or encumbrances (other than those contained in this Agreement), accompanied by evidence of transfer and all necessary transfer taxes paid and stamps affixed, if necessary, against receipt of the purchase price therefor from the Company and/or such ROFR Rightholders by certified or official bank check or by wire transfer of immediately available funds.

(g) Sale to Proposed Purchaser. In the event that the Company and/or the ROFR Rightholders shall not have collectively elected to purchase all of the Offered Units, then, provided that the Offering Member has also complied with the provisions of Section 10.05, to the extent applicable, the Offering Member may Transfer all of such Offered Units, at a price per Offered Common Unit not less than specified in the Offering Member Notice and on other terms and conditions which are not materially more favorable in the aggregate to the proposed purchaser than those specified in the Offering Member Notice, but only to the extent that such Transfer occurs within ninety (90) days after expiration of the ROFR Rightholder Option Period. Any Offered Units not Transferred within such 90-day period will be subject to the provisions of this Section 10.03 upon subsequent Transfer.

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Section 10.04 Drag-along Rights.

(a) Participation. At any time prior to the consummation of an Initial Public Offering, if one or more Members (together with their respective Permitted Transferees) holding no less than 60.0% of all the Common Units (such Member or Members, the “Dragging Member”), proposes to consummate, in one transaction or a series of related transactions, a Change of Control (a “Drag-along Sale”), the Dragging Member shall have the right, after delivering the Drag-along Notice in accordance with Section 10.04(c) and subject to compliance with Section 10.04(d), to require that each other Member (each, a “Drag-along Member”) participate in such sale (including, if necessary, by converting their Unit Equivalents into the Units to be sold in the Drag-along Sale) in the manner set forth in Section 10.04(b).

(b) Sale of Units. Subject to compliance with Section 10.04(d):

(i) If the Drag-along Sale is structured as a sale resulting in a majority of the Common Units of the Company on a Fully Diluted Basis being held by a Third Party Purchaser, then each Drag-along Member shall sell, with respect to each class or series of Units proposed by the Dragging Member to be included in the Drag-along Sale, the number of Units and/or Unit Equivalents of such class or series (with Common Units and Incentive Units treated as one class for this purpose) equal to the product obtained by multiplying (i) the number of applicable Units on a Fully Diluted Basis held by such Drag-along Member (with Common Units and Incentive Units treated as one class) by (ii) a fraction (x) the numerator of which is equal to the number of applicable Units on a Fully Diluted Basis that the Dragging Member proposes to sell in the Drag-along Sale (with Common Units and Incentive Units treated as one class) and (y) the denominator of which is equal to the number of applicable Units on a Fully Diluted Basis held by the Dragging Member at such time (with Common Units and Incentive Units treated as one class); and

(ii) If the Drag-along Sale is structured as a sale of all or substantially all of the consolidated assets of the Company and the Company Subsidiaries or as a merger, consolidation, recapitalization, or reorganization of the Company or other transaction requiring the consent or approval of the Members, then notwithstanding anything to the contrary in this Agreement, each Drag-along Member shall vote in favor of the transaction and otherwise consent to and raise no objection to such transaction, and shall take all actions to waive any dissenters’, appraisal or other similar rights that it may have in connection with such transaction. The Distribution of the aggregate consideration of such transaction shall be made in accordance with Section 13.03(c).

(c) Sale Notice. The Dragging Member shall exercise its rights pursuant to this Section 10.04 by delivering a written notice (the “Drag-along Notice”) to the Company and each Drag-along Member no more than ten (10) Business Days after the execution and delivery by all of the parties thereto of the definitive agreement entered

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into with respect to the Drag-along Sale and, in any event, no later than twenty (20) Business Days prior to the closing date of such Drag-along Sale. The Drag-along Notice shall make reference to the Dragging Members’ rights and obligations hereunder and shall describe in reasonable detail:

(i) The name of the person or entity to whom such Units are proposed to be sold;

(ii) The proposed date, time and location of the closing of the sale;

(iii) The number of each class or series of Units to be sold by the Dragging Member, the proposed amount of consideration for the Drag-along Sale and the other material terms and conditions of the Drag-along Sale, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof and including, if available, the purchase price per Unit of each applicable class or series (which shall take into account the Profits Interest Hurdle of any Incentive Units to be sold); and in the case of a sale of all of the Units of the Company pursuant to a Drag-Along Sale, the aggregate consideration shall be allocated among the Members in the same manner as if such consideration was distributed by the Company to the Members pursuant to Section 13.03(c); and

(iv) A copy of any form of agreement proposed to be executed in connection therewith.

(d) Conditions of Sale. The obligations of the Drag-along Members in respect of a Drag-along Sale under this Section 10.04 are subject to the satisfaction of the following conditions:

(i) The consideration to be received by each Drag-along Member shall be the same form and amount of consideration to be received by the Dragging Member per Unit of each applicable class or series (the Distribution of which shall be made in accordance with Section 10.04(b)) and the terms and conditions of such sale shall, except as otherwise provided in Section 10.04(d)(iii), be the same as those upon which the Dragging Member sells its Units;

(ii) If the Dragging Member or any Drag-along Member is given an option as to the form and amount of consideration to be received, the same option shall be given to all Drag-along Members; and

(iii) Each Drag-along Member shall execute the applicable purchase agreement, if applicable, and make or provide the same representations, warranties, covenants, indemnities and agreements as the Dragging Member makes or provides in connection with the Drag-along Sale; provided that each Drag-along Member shall only be obligated to make individual representations and warranties with respect to its title to and ownership of such Drag-along Member’s applicable Units, authorization, execution and delivery of relevant documents, enforceability of such documents against the Drag-along Member, and other matters relating to such Drag-along Member, but not with respect to any of the foregoing with respect to any other Members or their Units;

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provided, further, that all representations, warranties, covenants and indemnities shall be made by the Dragging Member and each Drag-along Member severally and not jointly and any indemnification obligation shall be pro rata based on the consideration received by the Dragging Member and each Drag-along Member, in each case in an amount not to exceed the aggregate proceeds received by the Dragging Member and each such Drag-along Member in connection with the Drag-along Sale.

(e) Cooperation. Each Drag-along Member shall take all actions as may be reasonably necessary to consummate the Drag-along Sale, including, without limitation, entering into agreements and delivering certificates and instruments, in each case, consistent with the agreements being entered into and the certificates being delivered by the Dragging Member, but subject to Section 10.04(d)(iii).

(f) Expenses. The fees and expenses of the Dragging Member incurred in connection with a Drag-along Sale and for the benefit of all Drag-along Members (it being understood that costs incurred by or on behalf of a Dragging Member for its sole benefit will not be considered to be for the benefit of all Drag-along Members), to the extent not paid or reimbursed by the Company or the Third Party Purchaser, shall be shared by the Dragging Member and all the Drag-along Members on a pro rata basis, based on the consideration received by each such Member; provided that no Drag-along Member shall be obligated to make any out-of-pocket expenditure prior to the consummation of the Drag-along Sale.

(g) Consummation of Sale. The Dragging Member shall have ninety (90) days following the date of the Drag-along Notice in which to consummate the Drag-along Sale, on the terms set forth in the Drag-along Notice (which 90-day period may be extended for a reasonable time not to exceed one-hundred and twenty (120) days to the extent reasonably necessary to obtain required approvals or consents from any Governmental Authority). If at the end of such period the Dragging Member has not completed the Drag-along Sale, the Dragging Member may not then exercise its rights under this Section 10.04 without again fully complying with the provisions of this Section 10.04.

Section 10.05 Tag-along Rights.

(a) Participation. At any time prior to the consummation of an Initial Public Offering, and subject to the terms and conditions specified in Section 10.01, Section 10.02 and Section 10.03, if any Member (the “Selling Member”) proposes to Transfer any of its Common Units (or any Unit Equivalents of such Common Units) to any Person (a “Proposed Transferee”), each other Member (each, a “Tag-along Member”) shall be permitted to participate in such sale (a “Tag-along Sale”) on the terms and conditions set forth in this Section 10.05.

(b) Application of Transfer Restrictions. The provisions of this Section 10.05 shall only apply to Transfers in which:

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(i) The Company and ROFR Rightholders have not exercised their rights in full under Section 10.03 to purchase all of the Offered Units; and

(ii) The Dragging Member has elected to not exercise its drag-along right under Section 10.04.

(c) Sale Notice. Prior to the consummation of any Transfer of Common Units (or any Unit Equivalents of such Common Units) qualifying under Section 10.05(b), and after satisfying its obligations pursuant to Section 10.03, the Selling Member shall deliver to the Company and each other Member holding Common Units (or any Unit Equivalents of such Common Units) of the class or series proposed to be Transferred a written notice (a “Sale Notice”) of the proposed Tag-along Sale as soon as practicable following the expiration of the ROFR Rightholder Option Period, and in no event later than five (5) Business Days thereafter. The Sale Notice shall make reference to the Tagalong Members’ rights hereunder and shall describe in reasonable detail:

(i) The aggregate number of Common Units (or any Unit Equivalents of such Common Units) the Proposed Transferee has offered to purchase;

(ii) The identity of the Proposed Transferee;

(iii) The proposed date, time and location of the closing of the Tagalong Sale;

(iv) The purchase price per applicable Common Unit (which shall be payable solely in cash) and the other material terms and conditions of the Transfer; and

(v) A copy of any form of agreement proposed to be executed in connection therewith.

(d) Exercise of Tag-along Right.

(i) The Selling Member and each Tag-along Member timely electing to participate in the Tag-along Sale pursuant to Section 10.05(d)(ii) shall have the right to Transfer in the Tag-along Sale the number of Common Units (and applicable Unit Equivalents, if any), equal to the product of (x) the aggregate number of Common Units (and applicable Unit Equivalents) that the Proposed Transferee proposes to buy as stated in the Sale Notice and (y) a fraction (A) the numerator of which is equal to the number of Common Units on a Fully Diluted Basis then held by the applicable Member, and (B) the denominator of which is equal to the number of Common Units on a Fully Diluted Basis then held by the Selling Member and all of the Tag-along Members timely electing to participate in the Tag-along Sale pursuant to Section 10.05(d)(ii) (such amount the “Tagalong Portion”).

(ii) Each Tag-along Member shall exercise its right to participate in a Tag-along Sale by delivering to the Selling Member a written notice (a “Tag-along Notice”) stating its election to do so and specifying the number of Common Units and/or Unit Equivalents (up to its Tag-along Portion) to be Transferred by it no later than ten (10) Business Days after receipt of the Sale Notice (the “Tag-along Period”).

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(iii) The offer of each Tag-along Member set forth in a Tag-along Notice shall be irrevocable, and, to the extent such offer is accepted, such Tag-along Member shall be bound and obligated to consummate the Transfer on the terms and conditions set forth in this Section 10.05.

(e) [Intentionally Omitted].

(f) Waiver. Each Tag-along Member who does not deliver a Tag-along Notice in compliance with Section 10.05(d)(ii) shall be deemed to have waived all of such Tag-along Member’s rights to participate in the Tag-along Sale with respect to the Common Units (and/or Unit Equivalents) owned by such Tag-along Member, and the Selling Member shall (subject to the rights of any other participating Tag-along Member) thereafter be free to sell to the Proposed Transferee the Common Units and/or Unit Equivalents identified in the Sale Notice at a per Common Unit price that is no greater than the applicable per Common Unit price set forth in the Sale Notice and on other terms and conditions which are not in the aggregate materially more favorable to the Selling Member than those set forth in the Sale Notice, without any further obligation to the non-accepting Tag-along Members.

(g) Conditions of Sale.

(i) Each Member participating in the Tag-along Sale shall receive the same consideration per Common Unit after deduction of such Member’s proportionate share of the related expenses in accordance with Section 10.05(i) below.

(ii) Each Tag-along Member shall make or provide the same representations, warranties, covenants, indemnities and agreements as the Selling Member makes or provides in connection with the Tag-along Sale; provided that each Tag-along Member shall only be obligated to make individual representations and warranties with respect to its title to and ownership of the applicable Common Units, authorization, execution and delivery of relevant documents, enforceability of such documents against the Tag-along Member, and other matters relating to such Tag-along Member, but not with respect to any of the foregoing with respect to any other Members or their Units; provided, further, that all representations, warranties, covenants and indemnities shall be made by the Selling Member and each Tag-along Member severally and not jointly and any indemnification obligation shall be pro rata based on the consideration received by the Selling Member and each Tag-along Member, in each case in an amount not to exceed the aggregate proceeds received by the Selling Member and each such Tag-along Member in connection with the Tag-along Sale.

(iii) Each holder of then currently exercisable Unit Equivalents with respect to a class or series of Units proposed to be Transferred in a Tag-along Sale shall be given an opportunity to convert such Unit Equivalents into the applicable class or series of Units prior to the consummation of the Tag-along Sale and participate in such sale as holders of such class or series of Units.

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(h) Cooperation. Each Tag-along Member shall take all actions as may be reasonably necessary to consummate the Tag-along Sale, including, without limitation, entering into agreements and delivering certificates and instruments, in each case, consistent with the agreements being entered into and the certificates being delivered by the Selling Member, but subject to Section 10.05(g)(ii).

(i) Expenses. The fees and expenses of the Selling Member incurred in connection with a Tag-along Sale and for the benefit of all Tag-along Members (it being understood that costs incurred by or on behalf of a Selling Member for its sole benefit will not be considered to be for the benefit of all Tag-along Members), to the extent not paid or reimbursed by the Company or the Proposed Transferee, shall be shared by the Selling Member and all the participating Tag-along Members on a pro rata basis, based on the consideration received by each such Member; provided that no Tag-along Member shall be obligated to make any out-of-pocket expenditure prior to the consummation of the Tag-along Sale.

(j) Consummation of Sale. The Selling Member shall have sixty (60) days following the expiration of the Tag-along Period in which to consummate the Tag-along Sale, on terms not more favorable to the Selling Member than those set forth in the Tagalong Notice (which such 60-day period may be extended for a reasonable time not to exceed ninety (90) days to the extent reasonably necessary to obtain required approvals or consents from any Governmental Authority). If at the end of such period the Selling Member has not completed the Tag-along Sale, the Selling Member may not then effect a Transfer that is subject to this Section 10.05 without again fully complying with the provisions of this Section 10.05.

ARTICLE XI

COVENANTS

Section 11.01 Confidentiality.

(a) Each Member acknowledges that during the term of this Agreement, he, she or it will have access to and become acquainted with trade secrets, proprietary information and confidential information belonging to the Company, any Company Subsidiary or their respective Affiliates that are not generally known to the public, including, but not limited to, information concerning business plans, financial statements and other information provided pursuant to this Agreement, operating practices and methods, expansion plans, strategic plans, marketing plans, contracts, customer lists or other business documents which the Company treats as confidential, in any format whatsoever (including oral, written, electronic or any other form or medium) (collectively, “Confidential Information”). In addition, each Member acknowledges that: (i) the Company has invested, and continues to invest, substantial time, expense and specialized knowledge in developing its Confidential Information; (ii) the Confidential Information provides the Company with a competitive advantage over others in the

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marketplace; and (iii) the Company would be irreparably harmed if the Confidential Information were disclosed to competitors or made available to the public. Without limiting the applicability of any other agreement to which any Member is subject, no Member shall, directly or indirectly, disclose or use (other than solely for the purposes of such Member monitoring and analyzing his investment in the Company or performing his duties as a Manager, Officer, employee, consultant or other service provider of the Company) at any time, including, without limitation, use for personal, commercial or proprietary advantage or profit, either during his association, membership or employment with the Company or thereafter, any Confidential Information of which such Member is or becomes aware. Each Member in possession of Confidential Information shall take all appropriate steps to safeguard such information and to protect it against disclosure, misuse, espionage, loss and theft.

(b) Nothing contained in Section 11.01(a) shall prevent any Member from disclosing Confidential Information: (i) upon the order of any court or administrative agency; (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Member; (iii) to the extent compelled by legal process or required or requested pursuant to subpoena, interrogatories or other discovery requests; (iv) to the extent necessary in connection with the exercise of any remedy hereunder; (v) to other Members; (vi) to such Member’s Representatives who, in the reasonable judgment of such Member, need to know such Confidential Information and agree to be bound by the provisions of this Section 11.01 as if a Member; or (vii) to any potential Permitted Transferee in connection with a proposed Transfer of Units from such Member, as long as such Transferee agrees to be bound by the provisions of this Section 11.01 as if a Member; provided that in the case of clause (i), (ii) or (iii), such Member shall notify the Company and other Members of the proposed disclosure as far in advance of such disclosure as practicable (but in no event make any such disclosure before notifying the Company and other Members) and use reasonable efforts to ensure that any Confidential Information so disclosed is accorded confidential treatment satisfactory to the Company, when and if available.

(c) The restrictions of Section 11.01(a) shall not apply to Confidential Information that: (i) is or becomes generally available to the public other than as a result of a disclosure by a Member in violation of this Agreement; (ii) is or becomes available to a Member or any of its Representatives on a non-confidential basis prior to its disclosure to the receiving Member and any of its Representatives in compliance with this Agreement; (iii) is or has been independently developed or conceived by such Member without use of Confidential Information; or (iv) becomes available to the receiving Member or any of its Representatives on a non-confidential basis from a source other than the Company, any other Member or any of their respective Representatives; provided that such source is not known by the recipient of the Confidential Information to be bound by a confidentiality agreement with the disclosing Member or any of its Representatives.

Section 11.02 Non-solicit.

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(a) Non-solicit of Employees. In light of each Member’s access to Confidential Information, each Member further agrees that, during the period of his or her continued employment or other engagement with the Company or any Company Subsidiary and for a period of one (1) year, running consecutively, beginning on the last day of such Member’s employment or other engagement with the Company or any Company Subsidiary for any reason or no reason (the “Restricted Period”), he, she or it shall not, directly or indirectly through one or more of any of their respective Affiliates, hire or solicit, or encourage any other Person to hire or solicit, any individual who has been employed by the Company or any Company Subsidiary within one (1) year prior to the date of such hiring or solicitation, or encourage any such individual to leave such employment; provided that, notwithstanding the foregoing, a Member may solicit any employee of the Company to provide services to or become employed by Liquid Trading LLP. This Section 11.02(a) shall not prevent a Member from hiring or soliciting any employee or former employee of the Company or any Company Subsidiary who responds to a general solicitation that is a public solicitation of prospective employees and not directed specifically to any Company or Company Subsidiary employees.

(b) Non-solicit of Clients. In light of each Member’s access to Confidential Information, each Member further agrees that, during the Restricted Period, he, she or it shall not, directly or indirectly through one or more of any of his, her or its respective Affiliates, solicit or entice, or attempt to solicit or entice, any clients, customers or suppliers of the Company or any Company Subsidiary for purposes of diverting their business or services from the Company.

(c) Blue Pencil. If any court of competent jurisdiction determines that any of the covenants set forth in this Section 11.02, or any part thereof, is unenforceable because of the duration or geographic scope of such provision, such court shall have the power to modify any such unenforceable provision in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Section 11.02 or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by Applicable Law. The parties hereto expressly agree that this Agreement as so modified by the court shall be binding upon and enforceable against each of them.

ARTICLE XII ACCOUNTING;

TAX MATTERS

Section 12.01 Inspection Rights. Upon reasonable notice from a Qualified Member, the Company shall, and shall cause its Managers, Officers and employees to, afford to each Member holding 10% or more of the Common Units of the Company (each, a “Qualified Member”) and its Representatives reasonable access during normal business hours to (i) the Company’s and the Company Subsidiaries’ properties, offices, plants and other facilities, (ii) the corporate, financial and similar records, reports and documents of the Company and the Company Subsidiaries, including, without limitation, all books and records, minutes of proceedings, internal management documents, reports of operations, reports of adverse developments, copies of any management letters and communications with Members or Managers, and to permit each

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Qualified Member and its Representatives to examine such documents and make copies thereof, and (iii) the Company’s and the Company Subsidiaries’ Officers, senior employees and public accountants, and to afford each Qualified Member and its Representatives the opportunity to discuss and advise on the affairs, finances and accounts of the Company and the Company Subsidiaries with their Officers, senior employees and public accountants (and the Company hereby authorizes said accountants to discuss with such Qualified Member and its Representatives such affairs, finances and accounts).

Section 12.02 Tax Matters Member.

(a) Appointment. The Members hereby appoint Brian Ferdinand as the “Tax Matters Member” who shall serve as the “tax matters partner” (as such term is defined in Code Section 6231) for the Company.

(b) Tax Examinations and Audits. The Tax Matters Member is authorized and required to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by Taxing Authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewith. Each Member agrees to cooperate with the Tax Matters Member and to do or refrain from doing any or all things reasonably requested by the Tax Matters Member with respect to the conduct of examinations by Taxing Authorities and any resulting proceedings. Each Member agrees that any action taken by the Tax Matters Member in connection with audits of the Company shall be binding upon such Members and that such Member shall not independently act with respect to tax audits or tax litigation affecting the Company.

(c) Resignation. The Tax Matters Member may resign at any time. If Brian Ferdinand ceases to be the Tax Matters Member for any reason, the holders of at least 60.0% of the Common Units of the Company shall appoint a new Tax Matters Member.

Section 12.03 Tax Returns. At the expense of the Company, the Board (or any Officer that it may designate pursuant to Section 8.09) shall cause the preparation and timely filing (including extensions) of all tax returns required to be filed by the Company pursuant to the Code as well as all other required tax returns in each jurisdiction in which the Company and the Company Subsidiaries own property or do business. As soon as reasonably possible after the end of each Fiscal Year, the Board or designated Officer will cause to be delivered to each Person who was a Member at any time during such Fiscal Year, IRS Schedule K-1 to Form 1065 and such other information with respect to the Company as may be necessary for the preparation of such Person’s U.S. federal, state and local income tax returns for such Fiscal Year.

Section 12.04 Company Funds. All funds of the Company shall be deposited in its name, or in such name as may be designated by the Board, in such checking, savings or other accounts, or held in its name in the form of such other investments as shall be designated by the Board. The funds of the Company shall not be commingled with the funds of any other Person. All withdrawals of such deposits or liquidations of such investments by the Company shall be made exclusively upon the signature or signatures of such Officer or Officers as the Board may designate.

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(a) Income Tax Elections. The Board shall have sole discretion to make any income tax election it deems advisable on behalf of the Company; provided that the Board will make an election under Section 754 of the Code, if requested in writing by Members holding at least 60.0% of the outstanding Common Units. All determinations as to tax elections and accounting principles shall be made solely by the Board.

(b) Tax Returns and Tax Deficiencies. Each Member agrees that such Member shall not treat any Company item inconsistently on such Member’s U.S. federal, state, foreign or other income tax return with the treatment of the item on the Company’s return. Any deficiency for taxes imposed on any Member (including penalties, additions to tax or interest imposed with respect to such taxes) will be paid by such Member and if required to be paid (and actually paid) by the Company, will be recoverable from such Member as provided in Section 7.05(d).

ARTICLE XIII

DISSOLUTION AND LIQUIDATION

Section 13.01 Events of Dissolution. The Company shall be dissolved and is affairs wound up only upon the occurrence of any of the following events:

(a) The determination of the Board to dissolve the Company;

(b) An election to dissolve the Company made by holders of at least 60.0% of the Common Units;

(c) The sale, exchange, involuntary conversion, or other disposition or Transfer of all or substantially all the assets of the Company; or

(d) The entry of a decree of judicial dissolution under § 18-802 of the Delaware Act.

Section 13.02 Effectiveness of Dissolution. Dissolution of the Company shall be effective on the day on which the event described in Section 13.01 occurs, but the Company shall not terminate until the winding up of the Company has been completed, the assets of the Company have been distributed as provided in Section 13.03 and the Certificate of Formation shall have been cancelled as provided in Section 13.04.

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Section 13.03 Liquidation. If the Company is dissolved pursuant to Section 13.01, the Company shall be liquidated and its business and affairs wound up in accordance with the Delaware Act and the following provisions:

(a) Liquidator. The Board, or, if the Board is unable to do so, a Person selected by the holders of a majority of the Common Units, shall act as liquidator to wind up the Company (the “Liquidator”). The Liquidator shall have full power and authority to sell, assign, and encumber any or all of the Company’s assets and to wind up and liquidate the affairs of the Company in an orderly and business-like manner.

(b) Accounting. As promptly as possible after dissolution and again after final liquidation, the Liquidator shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Company’s assets, liabilities and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable.

(c) Distribution of Proceeds. The Liquidator shall liquidate the assets of the Company and Distribute the proceeds of such liquidation in the following order of priority, unless otherwise required by mandatory provisions of Applicable Law:

(i) First, to the payment of all of the Company’s debts and liabilities to its creditors (including Members, if applicable) and the expenses of liquidation (including sales commissions incident to any sales of assets of the Company);

(ii) Second, to the establishment of and additions to reserves that are determined by the Board in its sole discretion to be reasonably necessary for any contingent unforeseen liabilities or obligations of the Company; and

(iii) Third, to the Members in the same manner as Distributions are made under Section 7.02.

(d) Discretion of Liquidator. Notwithstanding the provisions of Section 13.03(c) that require the liquidation of the assets of the Company, but subject to the order of priorities set forth in Section 13.03(c), if upon dissolution of the Company the Liquidator determines that an immediate sale of part or all of the Company’s assets would be impractical or could cause undue loss to the Members, the Liquidator may defer the liquidation of any assets except those necessary to satisfy Company liabilities and reserves, and may, in its absolute discretion, Distribute to the Members, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.03(c), undivided interests in such Company assets as the Liquidator deems not suitable for liquidation. Any such Distribution in kind will be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operating of such properties at such time. For purposes of any such Distribution, any property to be Distributed will be valued at its Fair Market Value.

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Section 13.04 Cancellation of Certificate. Upon completion of the Distribution of the assets of the Company as provided in Section 13.03(c) hereof, the Company shall be terminated and the Liquidator shall cause the cancellation of the Certificate of Formation in the State of Delaware and of all qualifications and registrations of the Company as a foreign limited liability company in jurisdictions other than the State of Delaware and shall take such other actions as may be necessary to terminate the Company.

Section 13.05 Survival of Rights, Duties and Obligations. Dissolution, liquidation, winding up or termination of the Company for any reason shall not release any party from any Loss which at the time of such dissolution, liquidation, winding up or termination already had accrued to any other party or which thereafter may accrue in respect of any act or omission prior to such dissolution, liquidation, winding up or termination. For the avoidance of doubt, none of the foregoing shall replace, diminish or otherwise adversely affect any Member’s right to indemnification pursuant to Section 14.03.

Section 13.06 Recourse for Claims. Each Member shall look solely to the assets of the Company for all Distributions with respect to the Company, such Member’s Capital Account, and such Member’s share of Net Income, Net Loss and other items of income, gain, loss and deduction, and shall have no recourse therefor (upon dissolution or otherwise) against the Board, the Liquidator or any other Member.

ARTICLE XIV

EXCULPATION AND INDEMNIFICATION

Section 14.01 Exculpation of Covered Persons.

(a) Covered Persons. As used herein, the term “Covered Person” shall mean (i) each Member, (ii) each officer, director, shareholder, partner, member, controlling Affiliate, employee, agent or representative of each Member, and each of their controlling Affiliates, and (iii) each Manager, Officer, employee, agent or representative of the Company.

(b) Standard of Care. No Covered Person shall be liable to the Company or any other Covered Person for any loss, damage or claim incurred by reason of any action taken or omitted to be taken by such Covered Person in good faith and with the belief that such action or omission is in, or not opposed to, the best interest of the Company, so long as such action or omission does not constitute fraud, gross negligence or willful misconduct by such Covered Person.

(c) Good Faith Reliance. A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements (including financial statements and information, opinions, reports or statements as to the value or amount of the assets, liabilities, Net Income or Net Losses of the Company or any facts pertinent to the existence and amount of assets from which Distributions might properly be paid) of the following Persons or groups: (i) another Manager; (ii) one or more Officers or employees of the Company; (iii) any attorney, independent accountant, appraiser or other expert or professional employed or

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engaged by or on behalf of the Company; or (iv) any other Person selected in good faith by or on behalf of the Company, in each case as to matters that such relying Person reasonably believes to be within such other Person’s professional or expert competence. The preceding sentence shall in no way limit any Person’s right to rely on information to the extent provided in § 18-406 of the Delaware Act.

Section 14.02 Liabilities and Duties of Covered Persons.

(a) Limitation of Liability. This Agreement is not intended to, and does not, create or impose any fiduciary duty on any Covered Person. Furthermore, each of the Members and the Company hereby waives any and all fiduciary duties that, absent such waiver, may be implied by Applicable Law, and in doing so, acknowledges and agrees that the duties and obligation of each Covered Person to each other and to the Company are only as expressly set forth in this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Members to replace such other duties and liabilities of such Covered Person. To the extent that, at law or in equity, any Covered Person has duties and liabilities related thereto to the Company or to any other Covered Person, a Covered Person acting under this Agreement shall not be liable to the Company or to any other Covered Person for such Covered Person’s good faith reliance on the provisions of this Agreement.

(b) Duties. Whenever in this Agreement a Covered Person is permitted or required to make a decision (including a decision that is in such Covered Person’s “discretion” or under a grant of similar authority or latitude), the Covered Person shall be entitled to consider only such interests and factors as such Covered Person desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Company or any other Person. Whenever in this Agreement a Covered Person is permitted or required to make a decision in such Covered Person’s “good faith” or under another express standard, the Covered Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or any other Applicable Law.

Section 14.03 Indemnification.

(a) Indemnification. To the fullest extent permitted by the Delaware Act, as the same now exists or may hereafter be amended, substituted or replaced (but, in the case of any such amendment, substitution or replacement only to the extent that such amendment, substitution or replacement permits the Company to provide broader indemnification rights than the Delaware Act permitted the Company to provide prior to such amendment, substitution or replacement), the Company shall indemnify, hold harmless, defend, pay and reimburse any Covered Person against any and all losses, claims, damages, judgments, fines or liabilities, including reasonable legal fees or other expenses incurred in investigating or defending against such losses, claims, damages, judgments, fines or liabilities, and any amounts expended in settlement of any claims (collectively, “Losses”) to which such Covered Person may become subject by reason of:

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(i) Any act or omission or alleged act or omission performed or omitted to be performed on behalf of the Company, any Member or any direct or indirect Subsidiary of the foregoing in connection with the business of the Company; or

(ii) The fact that such Covered Person is or was acting in connection with the business of the Company as a partner, member, stockholder, controlling Affiliate, manager, director, officer, employee or agent of the Company, any Member, or any of their respective controlling Affiliates, or that such Covered Person is or was serving at the request of the Company as a partner, member, manager, director, officer, employee or agent of any Person including the Company or any Company Subsidiary;

provided that (x) such Covered Person acted in good faith and in a manner believed by such Covered Person to be in, or not opposed to, the best interests of the Company and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful, and (y) such Covered Person’s conduct did not constitute fraud, gross negligence or willful misconduct, in either case as determined by a final, nonappealable order of a court of competent jurisdiction. In connection with the foregoing, the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Covered Person did not act in good faith or, with respect to any criminal proceeding, had reasonable cause to believe that such Covered Person’s conduct was unlawful, or that the Covered Person’s conduct constituted fraud, gross negligence or willful misconduct.

(b) Reimbursement. The Company shall promptly reimburse (and/or advance to the extent reasonably required) each Covered Person for reasonable legal or other expenses (as incurred) of such Covered Person in connection with investigating, preparing to defend or defending any claim, lawsuit or other proceeding relating to any Losses for which such Covered Person may be indemnified pursuant to this Section 14.03; provided that if it is finally judicially determined that such Covered Person is not entitled to the indemnification provided by this Section 14.03, then such Covered Person shall promptly reimburse the Company for any reimbursed or advanced expenses.

(c) Entitlement to Indemnity. The indemnification provided by this Section 14.03 shall not be deemed exclusive of any other rights to indemnification to which those seeking indemnification may be entitled under any agreement or otherwise. The provisions of this Section 14.03 shall continue to afford protection to each Covered Person regardless of whether such Covered Person remains in the position or capacity pursuant to which such Covered Person became entitled to indemnification under this Section 14.03 and shall inure to the benefit of the executors, administrators, legatees and distributees of such Covered Person.

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(d) Insurance. To the extent available on commercially reasonable terms, the Company may purchase, at its expense, insurance to cover Losses covered by the foregoing indemnification provisions and to otherwise cover Losses for any breach or alleged breach by any Covered Person of such Covered Person’s duties in such amount and with such deductibles as the Board may determine; provided that the failure to obtain such insurance shall not affect the right to indemnification of any Covered Person under the indemnification provisions contained herein, including the right to be reimbursed or advanced expenses or otherwise indemnified for Losses hereunder. If any Covered Person recovers any amounts in respect of any Losses from any insurance coverage, then such Covered Person shall, to the extent that such recovery is duplicative, reimburse the Company for any amounts previously paid to such Covered Person by the Company in respect of such Losses.

(e) Funding of Indemnification Obligation. Notwithstanding anything contained herein to the contrary, any indemnity by the Company relating to the matters covered in this Section 14.03 shall be provided out of and to the extent of Company assets only, and no Member (unless such Member otherwise agrees in writing) shall have personal liability on account thereof or shall be required to make additional Capital Contributions to help satisfy such indemnity by the Company.

(f) Savings Clause. If this Section 14.03 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Covered Person pursuant to this Section 14.03 to the fullest extent permitted by any applicable portion of this Section 14.03 that shall not have been invalidated and to the fullest extent permitted by Applicable Law.

(g) Amendment. The provisions of this Section 14.03 shall be a contract between the Company, on the one hand, and each Covered Person who served in such capacity at any time while this Section 14.03 is in effect, on the other hand, pursuant to which the Company and each such Covered Person intend to be legally bound. No amendment, modification or repeal of this Section 14.03 that adversely affects the rights of a Covered Person to indemnification for Losses incurred or relating to a state of facts existing prior to such amendment, modification or repeal shall apply in such a way as to eliminate or reduce such Covered Person’s entitlement to indemnification for such Losses without the Covered Person’s prior written consent.

Section 14.04 Survival. The provisions of this Article XIV shall survive the dissolution, liquidation, winding up and termination of the Company.

ARTICLE XV

MISCELLANEOUS

Section 15.01 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with the preparation and execution of this Agreement, or any amendment or waiver hereof, and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

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Section 15.02 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, the Company and each Member hereby agrees, at the request of the Company or any other Member, to execute and deliver such additional documents, instruments, conveyances and assurances and to take such further actions as may be required to carry out the provisions hereof and give effect to the transactions contemplated hereby,

Section 15.03 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 15.03):

If to the Company:	800 Third Avenue, 39th Floor New York, NY 10022 Attention: President Telephone: 212-659-4160

with a copy to:	Reed Smith LLP 2500 One Liberty Place 1650 Market Street Philadelphia, PA 19103 Attention: Kevin A. Christmas Telephone: 215-851-8163 Facsimile: 215-851-1420 E-mail: kchristmas@reedsmith.com

If to a Member, to such Member’s respective mailing address as set forth on the Members Schedule.

Section 15.04 Headings. The headings in this Agreement are inserted for convenience or reference only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision of this Agreement.

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Section 15.05 Severability. If any term or provision of this Agreement is held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Subject to Section 11.02(c), upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 15.06 Entire Agreement.

(a) This Agreement, together with the Certificate of Formation, the Incentive Plan, each Award Agreement and each Founder Contribution Agreement, and all related Exhibits and Schedules, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

(b) In the event of an inconsistency or conflict between the provisions of this Agreement and any provision of the Incentive Plan or an applicable Award Agreement with respect to the subject matter of the Incentive Plan or Award Agreement, the Board shall resolve such conflict in its sole discretion.

Section 15.07 Successors and Assigns. Subject to the restrictions on Transfers set forth herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

Section 15.08 No Third-party Beneficiaries. Except as provided in Article XIV, which shall be for the benefit of and enforceable by Covered Persons as described therein, this Agreement is for the sole benefit of the parties hereto (and their respective heirs, executors, administrators, successors and assigns) and nothing herein, express or implied, is intended to or shall confer upon any other Person, including any creditor of the Company, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 15.09 Amendment. No provision of this Agreement may be amended or modified except by an instrument in writing executed by the Company and Members holding at least 60.0% of the Common Units. Any such written amendment or modification will be binding upon the Company and each Member; provided that an amendment or modification modifying the rights or obligations of any Member in a manner that is disproportionately adverse to (i) such Member relative to the rights of other Members in respect of Units of the same class or series or (ii) a class or series of Units relative to the rights of another class or series of Units, shall in each case be effective only with that Member’s consent or the consent of the Members holding a majority of the Units in that class or series, as applicable. Notwithstanding the foregoing, amendments to the Members Schedule following any new issuance, redemption, repurchase or Transfer of Units in accordance with this Agreement may be made by the Board without the consent of or execution by the Members.

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Section 15.10 Waiver. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. For the avoidance of doubt, nothing contained in this Section 15.10 shall diminish any of the explicit and implicit waivers described in this Agreement, including in Section 4.07(f), Section 8.04(c), Section 10.03(d)(iv), Section 10.04(b)(ii), Section 10.05(f) and Section 15.13 hereof.

Section 15.11 Governing Law. All issues and questions concerning the application, construction, validity, interpretation and enforcement of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

Section 15.12 Submission to Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, whether in contract, tort or otherwise, shall be brought in the United States District Court for the District of Delaware or in the Court of Chancery of the State of Delaware (or, if such court lacks subject matter jurisdiction, in the Superior Court of the State of Delaware), so long as one of such courts shall have subject-matter jurisdiction over such suit, action or proceeding, and that any case of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of Delaware. Each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient form. Service of process, summons, notice or other document by registered mail to the address set forth in Section 15.03 shall be effective service of process for any suit, action or other proceeding brought in any such court.

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Section 15.13 Waiver of Jury Trial. Each party hereto hereby acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 15.14 Equitable Remedies. Each party hereto acknowledges that a breach or threatened breach by such party of any of its obligations under this Agreement would give rise to irreparable harm to the other parties, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, each of the other parties hereto shall, in addition to any and all other rights and remedies that may be available to them in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).

Section 15.15 Remedies Cumulative. The rights and remedies under this Agreement are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise, except to the extent expressly provided in Section 14.02 to the contrary.

Section 15.16 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of Electronic Transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 15.17 Initial Public Offering.

(a) Initial Public Offering. If at any time the Board desires to cause (1) (i) a Transfer of all or a substantial portion of (x) the assets of the Company or (y) the Units to a newly organized corporation or other business entity (an “IPO Entity”), (ii) a merger or consolidation of the Company into or with an IPO Entity as provided under § 18-209 of the Delaware Act or otherwise, (iii) another restructuring of all or substantially all the assets or Units of the Company into an IPO Entity, including by way of the conversion of the Company into a Delaware corporation as provided under § 18-216 of the Delaware Act (any such corporation also herein referred to as an “IPO Entity”), in any such case in anticipation of or otherwise in connection with an initial Public Offering of securities of an IPO Entity or its Affiliate (an “Initial Public Offering”), or (2) a merger or “reverse merger” transaction by the Company with or into a corporation or other business entity organized under the laws of the United States or any state thereof or the District of Columbia which, for at least the 18 months prior to the consummation of such transaction, was required to file or voluntarily filed with the SEC all reports and other information required by Section 13(a) or 15(d) under the Exchange Act within the time frames required thereby (any such entity also herein referred to as an “IPO Entity”), pursuant to which transaction the Units are tendered or exchanged for or converted into shares of capital stock or other equity interests of such entity, which class of capital stock

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or other equity interests is registered pursuant to Section 12 of the Exchange Act (such transaction also herein referred to as an “Initial Public Offering”), then, in the case of either (1) or (2), each Member shall take such steps to effect such Transfer, merger, reverse merger, consolidation, conversion or other restructuring as may be reasonably requested by the Board, including, without limitation, executing and delivering all agreements, instruments and documents as may be reasonably required and Transferring or tendering such Member’s Units to an IPO Entity in exchange or consideration for shares of capital stock or other equity interests of the IPO Entity, determined in accordance with the valuation procedures set forth in Section 15.17(b).

(b) Fair Market Value. In connection with a transaction described in Section 15.17(a), the Board shall, in good faith but subject to the following sentence, determine the Fair Market Value of the assets and/or Units Transferred to, merged with, tendered or exchanged for or converted into shares of the IPO Entity, the aggregate Fair Market Value of the IPO Entity and the number of shares of capital stock or other equity interests to be issued to each Member in exchange or consideration therefor; provided that, (i) in the case of clause (1) of Section 15.17(a), the offering price of the Initial Public Offering shall be used by the Board to determine the Fair Market Value of the capital stock or other equity interests of the IPO Entity and (ii) in any case, the Distributions that the Members would have received with respect to their Units, including Incentive Units (taking into account the applicable Profits Interest Hurdle of each Incentive Unit), if the Company were dissolved, its affairs wound up and Distributions made to the Members in accordance with Section 13.03(c) shall determine the Fair Market Value of the Units.

(c) Appointment of Proxy. Each Member hereby makes, constitutes and appoints the Company, with full power of substitution and resubstitution, its true and lawful attorney, for it and in its name, place and stead and for its use and benefit, to act as its proxy in respect of any vote or approval of Members required to give effect to this Section 15.17, including any vote or approval required under § 18-209 or § 18-216 of the Delaware Act. The proxy granted pursuant to this Section 15.17(c) is a special proxy coupled with an interest and is irrevocable.

(d) Lock-up Agreement. Each Member hereby agrees that in connection with a Public Offering, including an Initial Public Offering, and upon the request of the Company or the managing underwriter, if any, in such offering, such Member shall not, without the prior written consent of the Company or such managing underwriter, as applicable, during the period commencing (30) days prior to the commencement of such Public Offering and ending on the date specified by the Company or such managing underwriter (such period not to exceed 180 days in the case of an Initial Public Offering or 120 days in the case of any other Public Offering), (i) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of or otherwise dispose of, directly or indirectly, any Units or Unit Equivalents (including any equity securities of the IPO Entity) (whether such Units or Unit Equivalents or any such securities are then owned by the Member or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such

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securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Units or Unit Equivalents (including equity securities of the IPO Entity) or such other securities, in cash or otherwise. The foregoing provisions of this Section 15.17(d) shall not apply to sales of securities to be included in such Initial Public Offering or other Public Offering if otherwise permitted. Each Member agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

The Company:

LIQUID HOLDINGS GROUP, LLC

By:	/s/ Richard Schaeffer
Name: Richard Schaeffer
Title: Chairman/CEO

The Founder Members:

SCHAEFFER HOLDINGS, LLC

By:	/s/ Richard Schaeffer
Name:
Title:

SHAF HOLDINGS, LLC

By:	/s/ Richard Schaeffer
Name:
Title:

FERDINAND HOLDINGS, LLC

By:	/s/ Brian Ferdinand
Name:
Title:

CMK KELLER HOLDINGS, LLC

By:	/s/ Robert D. Keller
Name: Robert D. Keller
Title:

SCHEDULE 1

1. Amended & Restated Agreement, dated as of January 9, 2012, by and among the Class A and Class B Members of Green Mountain Analytics, LLC, as amended.

2. Share Purchase Agreement by and among Nicholas Bell, Darren Davy, Bellsolve Limited and the Company regarding the sale and purchase of all of the shares in Fundsolve Limited.

EXHIBIT A

FORM OF JOINDER AGREEMENT

JOINDER

Reference is hereby made to that certain Limited Liability Company Agreement (the “Agreement”) of Liquid Holdings Group, LLC, a Delaware limited liability company (the “Company”), dated as of April 24, 2012.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby covenants and agrees to be bound by and to comply with the terms and conditions of the Agreement as a Member (as defined in the Agreement) as if the undersigned were an original party to the Agreement. The undersigned hereby agrees to take any and all other action reasonably required by the Company at any time and from time to time to further evidence the intent and purposes of this Joinder.

By execution and delivery of this Joinder, the undersigned represents and warrants to the Company and acknowledges as a Member that each of the representations and warranties contained in Section 4.02 of the Agreement is true and correct on and as the date hereof as if made by the undersigned on and as of such date.

In accordance with Section 15.03 of the Agreement, all notices may be provided to the undersigned at the address below, attention of the undersigned, which information shall be deemed to be included in the Member Schedule (as defined in the Agreement).

IN WITNESS WHEREOF, the undersigned has executed and delivered this Joinder this              day of                     , 20        .

By:
Name:
Address:
Telephone:
Facsimile:
Email:

AMENDMENT NO. 1

TO THE

LIMITED LIABILITY COMPANY AGREEMENT

OF

LIQUID HOLDINGS GROUP, LLC

THIS AMENDMENT NO. 1 TO THE LIMITED LIABILITY COMPANY AGREEMENT OF LIQUID HOLDINGS GROUP, LLC (“Amendment No. 1”), is made as of May 24th 2012 (the “Effective Date”), by Liquid Holdings Group, LLC, a Delaware limited liability company (the “Company”) and the Members signatory hereto, pursuant to the provisions of the Delaware Limited Liability Company Act and the Limited Liability Company Agreement of the Company dated as of April 24, 2012 (the “LLC Agreement”).

WHEREAS, Section 15.17 of the LLC Agreement provides for certain actions to occur or to be taken by Members in connection with an Initial Public Offering; and

WHEREAS, the Company and the Members desire to amend the LLC Agreement to expand the definition of Initial Public Offering, to include additional structures that may be utilized in a going public transaction by the Company or its successor (including an IPO Entity) and to make related adjustments; and

WHEREAS, Members holding at least 60% of the outstanding Common Units on the date hereof have executed this Amendment No. 1; and

WHEREAS, Members holding at least a majority of the outstanding Non-dilutive Common Units on the date hereof have executed this Amendment No. 1;

NOW, THEREFORE, the LLC Agreement is hereby amended as follows:

1. Defined Terms. Capitalized terms used, but not otherwise defined in this Amendment No. 1 shall have the meanings respectively ascribed to them in the LLC Agreement.

2. Amendments. (a) Section 15.17(a) of the LLC Agreement is hereby amended and restated in its entirety as follows:

(a) Initial Public Offering. If at any time the Board desires to cause:

(1)(i) a Transfer of all or a substantial portion of (x) the assets of the Company or (y) the Units to a newly organized corporation or other business entity (an “IPO Entity”), (ii) a merger or consolidation of the Company into or with an IPO Entity as provided under § 18-209 of the Delaware Act or otherwise, (iii) another restructuring of all or a substantial portion of the assets or Units of the Company into an IPO Entity, including by way of the conversion of the Company into a Delaware corporation as provided under § 18-216 of the

1

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Delaware Act (any such corporation also herein referred to as an “IPO Entity”), in any such case in anticipation of or otherwise in connection with a Public Offering or a transaction contemplated by clause (2) or (3) of this Section 15.17(a);

(2) a merger or “reverse merger” transaction by the Company with or into a corporation or other business entity, including a Special Purpose Acquisition Vehicle or “SPAC” (any such entity also herein referred to as an “IPO Entity”) which:

(i) with respect to a SPAC, shall be listed on an exchange prior to the consummation of the merger or reverse merger or, with respect to any other entity, either shall be listed on an exchange prior to the consummation of such merger or reverse merger or for at least the 18 months immediately prior to the consummation of such merger or reverse merger shall have been required to file or shall have voluntarily filed with the SEC all reports and other information required by Section 13 or 15(d) under the Exchange Act (collectively, the “Exchange Act Reports”), within the time frames required thereby and

(ii) in any case shall, immediately after the consummation of such merger or reverse merger, be required to file or continue to voluntarily file, with the SEC all Exchange Act Reports within the time frames required thereby, pursuant to which merger or reverse merger the Units are tendered or exchanged for or converted into shares of capital stock or other equity interests of such IPO Entity, which class of capital stock or other equity interests is registered pursuant to Section 12 of the Exchange Act; or

(3) a sale of equity securities of the Company or its successor (including an IPO Entity) pursuant to a Public Offering or pursuant to Rule 144A under the Securities Act;

(the closing of the first to occur of the transactions contemplated by (1), (2) and (3) being an “Initial Public Offering”), then, each Member shall take such steps to effect such Transfer, merger, reverse merger, consolidation, conversion or other restructuring as may be reasonably requested by the Board, including, without limitation, executing and delivering all agreements, instruments and documents as may be reasonably required and Transferring or tendering such Member’s Units to an IPO Entity in exchange or consideration for shares of capital stock or other equity interests of the IPO Entity, determined in accordance with the valuation procedures set forth in Section 15.17(b).

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(b) Section 15.17(b) of the LLC Agreement is hereby amended and restated in its entirety as follows:

(b) Fair Market Value. In connection with a transaction described in Section 15.17(a), the Board shall, in good faith but subject to the following sentence, determine the Fair Market Value of the assets and/or Units Transferred to, merged with, tendered or exchanged for or converted into shares of the IPO Entity, the aggregate Fair Market Value of the IPO Entity and the number of shares of capital stock or other equity interests to be issued to each Member in exchange or consideration therefor; provided that, (i) in the case of an Initial Public Offering that is a Public Offering or an offering pursuant to Rule 144A under the Securities Act, the offering price of the Initial Public Offering shall be used by the Board to determine the Fair Market Value of the capital stock or other equity interests of the IPO Entity and (ii) in any case, the Distributions that the Members would have received with respect to their Units, including Incentive Units (taking into account the applicable Profits Interest Hurdle of each Incentive Unit), if the Company were dissolved, its affairs wound up and Distributions made to the Members in accordance with Section 13.03(c) shall determine the Fair Market Value of the Units.

(c) Section 15.17(d) of the LLC Agreement is hereby amended and restated in its entirety as follows:

(d) Lock-up Agreement. Each Member hereby agrees that in connection with an Initial Public Offering and any Public Offering, upon the request of the Company or the managing underwriter, if any, in such offering, such Member shall not, without the prior written consent of the Company or such managing underwriter, as applicable, during the period commencing (30) days prior to the commencement of such Initial Public Offering or Public Offering and ending on the date specified by the Company or such managing underwriter (such period not to exceed eighteen months), (i) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of or otherwise dispose of, directly or indirectly, any Units or Unit Equivalents (including any equity securities of the 1PQ Entity) (whether such Units or Unit Equivalents or any such securities are then owned by the Member or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Units or Unit Equivalents (including equity securities of the IPO Entity) or such other securities, in cash or otherwise. The foregoing provisions of this Section 15.17(d) shall not apply to sales of securities to be included in such Initial Public Offering this Section 15.17(d) shall not apply to sales of securities to be included in such Initial Public Offering or Public Offering if otherwise permitted. Each Member agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.

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3. Continuing Effect. Except as specifically amended by this Amendment No. 1, the LLC Agreement is hereby ratified and confirmed and shall remain unchanged and in full force and effect. All references to “this Agreement” contained in the LLC Agreement, or otherwise to the LLC Agreement shall be deemed, for all purposes, to mean the LLC Agreement, as amended hereby.

4. Counterparts. This Amendment No. 1 may be executed in any number of counterparts which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or electronic means shall be effective as delivery of a manually executed counterpart.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

The Company: LIQUID HOLDINGS GROUP, LLC

By:	/s/ Brian Ferdinand
Name: Brian Ferdinand
Title: President

The Members: SCHAEFFER HOLDINGS, LLC

By:	/s/ Richard Schaeffer
Name: Richard Schaeffer
Title: Executive Chairman

SHAF HOLDINGS, LLC

By:	/s/ Richard Schaeffer
Name: Richard Schaeffer
Title: Executive Chairman

FERDINAND HOLDINGS, LLC

By:	/s/ Brian Ferdinand
Name: Brian Ferdinand
Title: MM

CMK KELLER HOLDINGS, LLC

By:	/s/ Robert D. Keller
Name: Robert D. Keller
Title: MM

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AMENDMENT NO. 2

TO THE

LIMITED LIABILITY COMPANY AGREEMENT

OF

LIQUID HOLDINGS GROUP, LLC

THIS AMENDMENT NO. 2 TO THE LIMITED LIABILITY COMPANY AGREEMENT OF LIQUID HOLDINGS GROUP, LLC (“Amendment No. 2”), is made as of August 27, 2012 (the “Effective Date”), by Liquid Holdings Group, LLC, a Delaware limited liability company (the “Company”) and the Members signatory hereto, pursuant to the provisions of the Delaware Limited Liability Company Act and the Limited Liability Company Agreement of the Company dated as of April 24, 2012, as amended by Amendment No. 1 thereto, dated as of May 24, 2012 (the “LLC Agreement”).

WHEREAS, Members holding at least 60% of the outstanding Common Units on the date hereof have executed this Amendment No. 2.

NOW, THEREFORE, the LLC Agreement is hereby amended as follows:

1. Defined Terms. Capitalized terms used, but not otherwise defined in this Amendment No. 2 shall have the meanings respectively ascribed to them in the LLC Agreement.

2. Amendments.

(a) In Section 1.01, the defined term “Capital Shortfall Amount” shall be added to the LLC Agreement and shall read as follows:

““Capital Shortfall Amount” means, with respect to any Member holding Common Units as of any determination date, the excess, if any, of the Hypothetical Purchase Price for such Member over the aggregate amount of Distributions received by such Member pursuant Section 7.02(a) and Section 7.02(b).”

(b) In Section 1.01, the defined term “Common Unit Percentage Interest” shall be added to the LLC Agreement and shall read as follows:

““Common Unit Percentage Interest” means, with respect to any Member holding Common Units as of any determination date, the percentage determined by dividing the number of Common Units held by such Member by the aggregate number of Common Units held by all Members.”

(c) In Section 1.01, the defined term “Hypothetical Purchase Price” shall be added to the LLC Agreement and shall read as follows:

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“Hypothetical Purchase Price” means, with respect to any Member holding Common Units as of any determination date, the hypothetical purchase price that such Member would have paid to the Company for the number of Common Units that such Member holds as of such determination date (taking into account any additional Common Units required to be issued to such Member pursuant to Section 9.01 with respect to any Non-dilutive Common Units) assuming that the purchase price for each such Common Unit was equal to the highest price (determined on a per Common Unit basis) paid by any Member for Common Units at any time on or prior to such determination date.”

(d) In Section 1.01, the defined term “Percentage Interest” shall be added to the LLC Agreement and shall read as follows:

“Percentage Interest” means, with respect to any Member as of any determination date, the percentage determined by dividing the number of Units held by such Member by the aggregate number of Units held by all Members.”

(e) Section 3.01 shall be deleted in its entirety and replaced with the following:

“Section 3.01 Units Generally. The Membership Interests of the Members shall be represented by issued and outstanding Units, which may be divided into one or more types, classes or series. Each type, class or series of Units shall have the privileges, preference, duties, liabilities, obligations and rights, including voting rights, if any, set forth in this Agreement with respect to such type, class or series. The Board shall maintain a schedule of all Members, their respective mailing addresses, the amount and series of Units held by them and their respective Capital Contributions (the “Members Schedule”), and shall update the Members Schedule upon the issuance or Transfer of any Units to any new or existing Member, or upon a Capital Contribution by any Member. The Founder Members were admitted as Members on the Effective Date concurrent with the formation of the Company.”

(f) Section 5.03 shall be deleted in its entirety and replaced with the following:

“Section 5.03 Maintenance of Capital Accounts. The Company shall establish and maintain for each Member a separate capital account (a “Capital Account”) on its books and records in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv) and the following provisions:

(a) Each Member’s Capital Account shall be increased by the amount of:

(i) such Member’s Capital Contributions, including such Member’s initial Capital Contribution;

(ii) any Net Income or other item of income or gain allocated to such Member pursuant to Article VI; and

(iii) any liabilities of the Company that are assumed by such Member or secured by any property Distributed to such Member.

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(b) Each Member’s Capital Account shall be decreased by:

(i) the cash amount or Book Value of any property Distributed to such Member pursuant to Article VII and Section 13.03(c);

(ii) the amount of any Net Loss or other item of loss or deduction allocated to such Member pursuant to Article VI; and

(iii) the amount of any liabilities of such Member assumed by the Company or which are secured by any property contributed by such Member to the Company.

In determining the amount of any liability for purposes of this Section 5.03, there shall be taken into account Code Section 752(c), and any other applicable provision of the Code.”

(g) The following shall be added to the end of Section 6.01(a):

“Notwithstanding the foregoing, the Board shall have the discretion to modify the manner in which Net Income (and items of income and gain) and/or Net Loss (and items of deduction and loss) is allocated among the Members in any manner that is permissible under applicable law and consistent with the intended economic arrangement among the Members.”

(h) Section 7.02 shall be deleted in its entirety and replaced with the following:

“Section 7.02 Priority of Distributions. After making all Distributions required for a given Fiscal Quarter under Section 7.04 and subject to Section 7.03 and the priority of Distributions pursuant to Section 13.03(c), if applicable, all Distributions determined to be made by the Board pursuant to Section 7.01 shall be made in the following manner:

(a) first, to the Members holding Common Units, pro rata in accordance with their respective unreturned Capital Contributions, until each Member has received aggregate Distributions pursuant to this Section 7.02(a) equal to such Member’s unreturned Capital Contributions;

(b) second, to the Members having a Capital Shortfall Amount, pro rata in accordance with their respective Capital Shortfall Amounts, until each such Member has received aggregate Distributions pursuant to Section 7.02(a) and this Section 7.02(b) equal to such Member’s Common Unit Percentage Interest of the aggregate amounts distributed pursuant to Section 7.02(a) and this Section 7.02(b); and

(c) third, any remaining amounts to the Members holding Common Units and, subject to Section 7.03, Incentive Units, pro rata in with their respective Percentage Interests.”

(i) The following shall be added to the end of Section 8.01:

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“In furtherance and not in limitation of the foregoing, the Board shall have the authority to issue additional Units for such purpose as it shall deem necessary or desirable.”

(j) Section 8.02(b) shall be deleted in its entirety and replaced with the following:

“(b) The Managers constituting the Board shall be designated by the holders of at least 60.0% of the Common Units, voting together as a class (the “Common Managers”). Effective as of April 27, 2012, (i) the Common Managers shall be Brian Ferdinand, Robert Keller and Samuel H. Gaer and (ii) the Chairman of the Board shall be Richard Schaeffer.”

(k) Section 8.02(d) shall be deleted in its entirety and Section 8.02(e) shall become 8.02(d).

(1) Section 8.03(a) shall be deleted in its entirety and replaced with the following:

“(a) A Common Manager may be removed or replaced at any time from the Board, with or without cause, upon, and only upon, the written request of the holders of at least 60.0% of the Common Units.”

(m) Section 8.09 shall be deleted in its entirety and replaced with the following:

“Section 8.09 Officers. The Board may appoint individuals as officers of the Company (the “Officers”) as it deems necessary or desirable to carry on the business of the Company and the Board may delegate to such Officers such power and authority as the Board deems advisable. No Officer need be a Member or Manager. Any individual may hold two or more offices of the Company. Each Officer shall hold office until his or her successor is designated by the Board or until his or her earlier death, resignation or removal. Any Officer may resign at any time upon written notice to the Board. Any Officer may be removed by the Board (acting by majority vote of all Managers other than the Officer being considered for removal, if applicable) with or without cause at any time. A vacancy in any office occurring because of death, resignation, removal or otherwise, may, but need not, be filled by the Board. Brian Ferdinand shall serve as the initial President of the Company.”

(n) Section 13.03(c) shall be deleted in its entirety and replaced with the following:

“(c) Distribution of Proceeds. The Liquidator shall liquidate the assets of the Company and Distribute the proceeds of such liquidation in the following order of priority, unless otherwise required by mandatory provisions of Applicable Law:

(iv) First, to the payment of all of the Company’s debts and liabilities to its creditors (including Members, if applicable) and the expenses of liquidation (including sales commissions incident to any sales of assets of the Company);

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(v) Second, to the establishment of and additions to reserves that are determined by the Board in its sole discretion to be reasonably necessary for any contingent unforeseen liabilities or obligations of the Company; and

(vi) Third, to the Members in the same manner as Distributions are made under Section 7.02.

Notwithstanding the provisions of Section 6.01, if, after giving effect to all allocations of Net Income and Net Loss under Section 6.01 for all periods (including the Fiscal Period during which the liquidation of the Company occurs), any Member’s Capital Account is not equal to the amount to be distributed to such Member pursuant to Section 13.03(c)(iii), the Board may allocate (and/or reallocate) Net Income (or items of income or gain) or Net Loss (or items of deduction and loss) among the Members for the Fiscal Period in which the Company is liquidated and/or prior Fiscal Periods to the extent permitted by applicable law to achieve, to the nearest extent possible, such result.”

(o) Section 15.03 shall be deleted in its entirety and replaced with the following:

“Section 15.03 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 15.03):

If to the Company:	800 Third Avenue, 39th Floor New York, NY 10022 Attention: President Telephone: 212-659-4160
with a copy to:	Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, NY 10166 Attention: Eduardo Gallardo Telephone: 212-351-3847

If to a Member, to such Member’s respective mailing address as set forth on the Members Schedule.”

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3. Continuing Effect. Except as specifically amended by this Amendment No. 2, the LLC Agreement is hereby ratified and confirmed and shall remain unchanged and in full force and effect. All references to “this Agreement” contained in the LLC Agreement, or otherwise to the LLC Agreement shall be deemed, for all purposes, to mean the LLC Agreement, as amended hereby.

4. Pursuant to Section 8.02(b) of the LLC Agreement, the undersigned members hereby ratify the appointment of Richard Schaeffer as the Chairman and Manager effective as of April 27, 2012.

5. Counterparts. This Amendment No. 2 may be executed in any number of counterparts which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or electronic means shall be effective as delivery of a manually executed counterpart.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed as of the date first written above by their respective officers thereunto duly authorized.

The Company:

LIQUID HOLDINGS GROUP, LLC

By:	/s/ Brian Ferdinand
Name:	Brian Ferdinand
Title:	President

The Members:

SCHAEFFER HOLDINGS, LLC

By:	/s/ Richard Schaeffer
Name:	Richard Schaeffer
Title:

SHAF HOLDINGS, LLC

By:	/s/ Richard Schaeffer
Name:	Richard Schaeffer
Title:

FERDINAND HOLDINGS, LLC

By:	/s/ Brian Ferdinand
Name:	Brian Ferdinand
Title:	President

CMK KELLER HOLDINGS, LLC

By:	/s/ Robert D. Keller
Name:	Robert D. Keller
Title:

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AMENDMENT NO. 3

TO THE

LIMITED LIABILITY COMPANY AGREEMENT

OF

LIQUID HOLDINGS GROUP, LLC

THIS AMENDMENT NO. 3 TO THE LIMITED LIABILITY COMPANY AGREEMENT OF LIQUID HOLDINGS GROUP, LLC (“Amendment No. 3”), is made as of October 22, 2012 (the “Effective Date”), by Liquid Holdings Group, LLC, a Delaware limited liability company (the “Company”) and the Members signatory hereto, pursuant to the provisions of the Delaware Limited Liability Company Act and the Limited Liability Company Agreement of the Company dated as of April 24, 2012, as amended by Amendment No. 1 thereto, dated as of May 24, 2012 and Amendment No. 2 thereto, dated as of August 27, 2012 (the “Original LLC Agreement”, as amended hereby, the “LLC Agreement”).

WHEREAS, the Company and the Members desire to amend the Original LLC Agreement to remove the separate class of Units designated as Non-dilutive Common Units and redesignate any outstanding Non-dilutive Common Units and Class A Common Units as “Common Units;”

WHEREAS, the Company and the Members desire to amend the Original LLC Agreement to modify certain Transfer restrictions, remove any Right of First Refusal and any Tag-along Rights; and

WHEREAS, Members holding at least a majority of the outstanding Non-dilutive Common Units and at least 60.0% of the Common Units on the date hereof have executed this Amendment No. 3.

NOW, THEREFORE, the Original LLC Agreement is hereby amended as follows:

1. Defined Terms. Capitalized terms used, but not otherwise defined in this Amendment No. 3, shall have the meanings respectively ascribed to them in the Original LLC Agreement.

2. Amendments.

(a) The following defined terms shall be deleted in their entirety from Section 1.01:

“Applicable Pro Rata Portion”;

“Class A Common Units”;

“Company ROFR Exercise Notice”;

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“Company Option Period”;

“Member ROFR Exercise Notice”;

“Offering Member”;

“Offering Member Notice”;

“Offered Units”;

“Proposed Transferee”;

“Purchasing Rightholders”;

“ROFR Rightholders”;

“ROFR Rightholder Option Period”;

“Sale Notice”;

“Selling Member”;

“Tag-along Member”;

“Tag-along Notice”;

“Tag-along Period”;

“Tag-along Portion”; and

“Tag-along Sale”.

(b) In Section 1.01, the defined term “Capital Shortfall Amount” shall be deleted in its entirety and replaced with the following:

““Capital Shortfall Amount” means, with respect to any Member holding Common Units or Incentive Units as of any determination date, the excess, if any, of the Hypothetical Purchase Price for such Member over the aggregate amount of Distributions received by such Member pursuant Section 7.02(a), Section 7.02(b) and Section 7.03(b).”

(c) The defined term “Common Unit Percentage Interest” shall be added to Section 1.01 and shall read as follows:

““Common Unit Percentage Interest” means, with respect to any Member holding Common Units as of any determination date, the percentage determined by dividing the number of Common Units held by such Member by the aggregate number of Common Units held by all Members.”

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(d) The defined term “Common Units” shall be deleted in its entirety from Section 1.01 and replaced with the following:

““Common Units” means the Units having the privileges, preference, duties, liabilities, obligations and rights specified with respect to “Common Units” in this Agreement.”

(e) The defined term “Eligible Incentive Unit” shall be added to Section 1.01 and shall read as follows:

““Eligible Unit” means (i) each Unit that is not an Incentive Unit and (ii) each Incentive Unit immediately after the aggregate amount of Distributions pursuant to Section 7.02 made by the Company after the date such Incentive Unit was granted exceeds the applicable Profits Interest Hurdle with respect to such Incentive Unit.

(f) The defined term “Eligible Unit Percentage Interest” shall be added to Section 1.01 and shall read as follows:

““Eligible Unit Percentage Interest” means, with respect to any Member holding Eligible Units as of any determination date, the percentage determined by dividing the number of Incentive Units that are Eligible Units held by such Member by the aggregate number of Eligible Units held by all Members.”

(g) In Section 1.01, the defined term “Hypothetical Purchase Price” shall be deleted in its entirety and replaced with the following:

““Hypothetical Purchase Price” means, with respect to any Member holding Common Units or Incentive Units as of any determination date, the hypothetical purchase price that such Member would have paid to the Company for a number of Common Units equal to the sum of the number of Common Units and the number of Incentive Units that such Member holds as of such determination date (taking into account any additional Common Units required to be issued to such Member pursuant to Section 9.01 with respect to any Non-dilutive Common Units) assuming that the purchase price for each such Common Unit was equal to the highest price (determined on a per Common Unit basis) paid by any Member for Common Units at any time on or prior to such determination date.”

(h) Section 3.02 shall be deleted in its entirety and replaced with “[Intentionally Omitted.]”

(i) Section 3.03 shall be deleted in its entirety and replaced with the following:

“Authorization and Issuance of Common Units. Subject to compliance with Section 10.01(b), the Company is hereby authorized to issue a class of Units designated as Common Units. The number of Common Units issued and outstanding to the Members as of the date hereof is set forth on the Members Schedule.”

(j) Section 3.04(f)(i) shall be deleted in its entirely and replaced with “[Intentionally Omitted.]”

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(k) Section 3.04(g) shall be added and shall read as follows:

“Notwithstanding anything to the contrary set forth herein, the Board may, in its sole discretion, specify in an Award Agreement that the Incentive Units granted pursuant to such Award Agreement shall be treated as Common Units for all purposes of this Agreement other than for purposes of (i) Article VI, (ii) Article VII, (iii) Section 13.03(c), and (iv) any other provisions of this Agreement that either calculate or refer to the amount of Distributions.”

(l) Section 7.03(b) shall be deleted in its entirety and replaced with the following:

“Notwithstanding anything to the contrary set forth herein, unless otherwise provided in the Award Agreement pursuant to which the Company issued the Incentive Units, any Service Provider holding Incentive Units shall not be entitled to receive Distributions pursuant to Section 7.02 or Section 13.03(c) with respect to such Incentive Units unless such Incentive Units are Eligible Units. Notwithstanding anything to the contrary set forth herein, at such time as such Incentive Units become Eligible Units and prior to any further Distributions pursuant to Section 7.02(b), Section 7.02(c) or Section 13.03(c) (other than Distributions to be made pursuant to Section 7.02(a)), such Service Provider shall be entitled to Distributions with respect to such Incentive Units in an amount equal to the product of (i) such Service Provider’s Eligible Unit Percentage Interest multiplied by (ii) the sum of (A) the greater of (1) the applicable Profits Interest Hurdle with respect to such Incentive Units and (2) the aggregate unreturned Capital Contributions of the Members plus (B) the amount distributed pursuant to this Section 7.03(b) with respect to such Incentive Units.”

(m) Section 8.08(b)(ii) shall be deleted in its entirety and replaced with the following:

“(ii) authorizing the issuance of Units (except in connection with Units issued to employees of the Company as compensation)”

(n) Article IX shall be deleted in its entirety and replaced with “[Intentionally Omitted.]”

(o) Section 10.01(a) shall be deleted in its entirety and replaced with the following:

“(a) Each Member acknowledges and agrees that, until the consummation of an Initial Public Offering, such Member (or any Permitted Transferee of such Member) shall not Transfer any Units or Unit Equivalents except as permitted pursuant to Section 10.02 or in accordance with the procedures described in Section 10.04. Notwithstanding the foregoing or anything in this Agreement to the contrary:

(i) Transfers of Units or Unit Equivalents shall not be permitted prior to the consummation of an Initial Public Offering except:

(A) pursuant to Section 10.02;

(B) when required of a Drag-along Member pursuant to Section 10.04; or

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(C) as set forth in the Incentive Plan or applicable Award Agreement.

(ii) [Intentionally Omitted]

No Transfer of Units or Unit Equivalents to a Person not already a Member of the Company shall be deemed completed until the prospective Transferee is admitted as a Member of the Company in accordance with Section 4.01(b) hereof.”

(p) Section 10.01(d) shall be deleted in its entirety and replaced with the following:

“(d) For the avoidance of doubt, any Transfer of Units or Unit Equivalents permitted by Section 10.02 or made in accordance with the procedures described in Section 10.04 and purporting to be a sale, transfer, assignment or other disposal of the entire Membership Interest represented by such Unit s or Unit Equivalents, inclusive of all the rights and benefits applicable to such Membership Interest as described in the definition of the term “Membership Interest,” shall be deemed a sale, transfer, assignment or other disposal of such Membership Interest in its entirety as intended by the parties to such Transfer, and shall not be deemed a sale, transfer, assignment or other disposal of any less than all of the rights and benefits described in the definition of the term “Membership Interest,” unless otherwise explicitly agreed to by the parties to such Transfer.”

(q) Section 10.01(e) shall be deleted in its entirety and replaced with “[Intentionally Omitted.]”

(r) Section 10.02 shall be deleted in its entirety and replaced with the following:

“Section 10.02 Permitted Transfers. The provisions of Section 10.01(a) and Section 10.04 (with respect to the Dragging Member only) shall not apply to any of the following Transfers by any Member of any of its Units or Unit Equivalents:

(a) Notwithstanding anything to the contrary in the Limited Liability Company Agreement of the Company dated as of April 24, 2012, as amended by Amendment No. 1 thereto, dated as of May 24, 2012 and Amendment No. 2 thereto, dated as of August 27, 2012 (the “Original LLC Agreement”) any Transfer of Units effected on or prior to the date of this Amendment No 3, provided that the Transferee has executed and delivered to the Company a Joinder Agreement on or prior to the date hereof;

(b) With respect to a Member that is an entity, to an Affiliate of such Member; provided that such Member owns, directly or indirectly, 100% of the voting interests in such Affiliate or such Affiliate owns, directly or indirectly, 100% of the voting interests in such Member;

(c) With respect to any Member that is a natural person, to (i) a trust under which the distribution of Units may be made only to such Member and/or any Family Member of such Member, (ii) a charitable remainder trust, the income from which will be paid to such Member during his or her life, (iii) a corporation, partnership or limited liability company, the stockholders, partners or members of which are only such Member and/or Family Members of

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such Member, or (iv) by will or by the laws of intestate succession, to such Member’s executors, administrators, testamentary trustees, legatees or beneficiaries; provided that any Member who Transfers Units shall remain bound by the provisions of this Article X and of Section 11.01;

(d) a Transfer by such Member approved by the Board; provided that such Transfer shall remain subject to the provisions of Section 10.01(a) and Section 10.04 unless the Board specifically exempts such Transfer from compliance with any or all of such provisions;

(e) a Transfer by such Member approved by Members holding at least 60.0% of the then outstanding Common Units; or

(f) Pursuant to a Public Offering.”

(s) Section 10.03 shall be deleted in its entirety and replaced with “[Intentionally Omitted.]”

(t) Section 10.05 shall be deleted in its entirety and replaced with “[Intentionally Omitted.]”

(u) The reference to Section 10.03(d)(iv) and Section 10.05(f) shall be deleted from Section 15.10.

(v) A new Section 15.18 shall be added and shall read in its entirety as follows:

“Section 15.18 Certain Effects of Amendment No. 3. (a) Effective as of the date of Amendment No. 3, each outstanding Non-dilutive Common Unit and Class A Common Unit shall automatically be redesignated a Common Unit, consistent with the terms of Amendment No. 3, without any further action on the part of the Company or any Member. The Managers shall update the Members Schedule to reflect such redesignation.

(b) Notwithstanding anything to the contrary in the Original LLC Agreement, (i) none of the provisions set forth in Sections 10.01, 10.03 and 10.05 of the Original LLC Agreement (the “Designated Sections”) shall apply to any Transfer of Units effected by any Member prior to the date of Amendment No. 3, (ii) neither the Company nor any Member shall have any right, liability or obligation of any kind whatsoever under any such Designated Section with respect to any such Transfer, and (iii) no Designated Section shall have any effect in determining the validity of any Transfer effected by any Member prior to the date of this Amendment No. 3, provided that, with respect to each of the foregoing clauses (i), (ii) and (iii), the Transferee has executed and delivered to the Company a Joinder Agreement on or prior to the date hereof.”

3. Transfer Consents. Pursuant to the terms of the LLC Agreement, including without limitation Section 10.02(e) of the LLC Agreement, the undersigned Members hereby consent to the Transfers listed on Schedule 1.

4. Continuing Effect. Except as specifically amended by this Amendment No. 3, the LLC Agreement is hereby ratified and confirmed and shall remain unchanged and in full force and effect. All references to “this Agreement” contained in the LLC Agreement, or otherwise to the LLC Agreement shall be deemed, for all purposes, to mean the LLC Agreement, as amended hereby.

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5. Counterparts. This Amendment No. 3 may be executed in any number of counterparts which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or electronic means shall be effective as delivery of a manually executed counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed as of the date first written above by their respective officers thereunto duly authorized

The Company: LIQUID HOLDINGS GROUP, LLC

By:	/s/ Brian Ferdinand
Name:
Title: President

The Members: SCHAEFFER HOLDINGS, LLC

By:	/s/ Richard Schaeffer
Name:
Title:

SHAF HOLDINGS, LLC

By:	/s/ Richard Schaeffer
Name:
Title:

FERDINAND HOLDINGS, LLC

By:	/s/ Brian Ferdinand
Name:
Title:

CMK KELLER HOLDINGS, LLC

By:	/s/ Robert D. Keller
Name: Robert D. Keller
Title:

AMENDMENT NO. 4

TO THE

LIMITED LIABILITY COMPANY AGREEMENT

OF

LIQUID HOLDINGS GROUP, LLC

THIS AMENDMENT NO. 4 TO THE LIMITED LIABILITY COMPANY AGREEMENT OF LIQUID HOLDINGS GROUP, LLC (“Amendment No. 4”), is made as of December 7, 2012 (the “Effective Date”), by Liquid Holdings Group, LLC, a Delaware limited liability company (the “Company”) and the Members signatory hereto, pursuant to the provisions of the Delaware Limited Liability Company Act and the Limited Liability Company Agreement of the Company dated as of April 24, 2012, as amended by Amendment No. 1 thereto, dated as of May 24, 2012, Amendment No. 2 thereto, dated as of August 27, 2012 and Amendment No. 3 thereto, dated as of October 22, 2012 (the “Original LLC Agreement”, as amended hereby, the “LLC Agreement”).

WHEREAS, Members holding at least 60.0% of the Common Units on the date hereof have executed this Amendment No. 4.

NOW, THEREFORE, the Original LLC Agreement is hereby amended as follows:

1. Defined Terms. Capitalized terms used, but not otherwise defined in this Amendment No. 4, shall have the meanings respectively ascribed to them in the Original LLC Agreement.

2. Amendments.

(a) The defined term “Eligible Incentive Unit” shall be deleted in its entirety and replaced with the following:

““Eligible Unit” means (i) each Unit that is not an Incentive Unit and (ii) each Incentive Unit immediately after the aggregate amount of Distributions pursuant to Section 7.02, Section 7.03(b), or Section 13.03(c) made by the Company after the date such Incentive Unit was granted exceeds the applicable Profits Interest Hurdle with respect to such Incentive Unit.”

(b) The defined term “Eligible Unit Percentage Interest” shall be deleted in its entirety and replaced with the following:

““Eligible Unit Percentage Interest” means, with respect to the specified Incentive Units held by the specified Member as of any determination date, the percentage determined by dividing (i) the number of specified Incentive Units that are Eligible Units held by such specified Member by (ii) the aggregate number of Eligible Units held by all Members.”

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(c) Section 7.03(b) shall be deleted in its entirety and replaced with the following:

“Notwithstanding anything to the contrary set forth herein, unless otherwise provided in the Award Agreement pursuant to which the Company issued the Incentive Units, any Service Provider holding Incentive Units shall not be entitled to receive Distributions pursuant to Section 7.02 or Section 13.03(c) with respect to such Incentive Units unless such Incentive Units are Eligible Units. Notwithstanding anything to the contrary set forth herein, at such time as such Incentive Units become Eligible Units and prior to any further Distributions pursuant to Section 7.02(b), Section 7.02(c) or Section 13.03(c) (other than Distributions to be made pursuant to Section 7.02(a)), each such Service Provider shall be entitled to Distributions, pro rata in accordance with such Incentive Units, in an amount equal to the product of (i) such Service Provider’s Eligible Unit Percentage Interest with respect to such Incentive Units multiplied by (ii) the sum of (A) the greater of (1) the applicable Profits Interest Hurdle with respect to such Incentive Units and (2) the aggregate unreturned Capital Contributions of the Members plus (B) the total amount distributed pursuant to this Section 7.03(b) (including with respect to such Incentive Units).”

3. Continuing Effect. Except as specifically amended by this Amendment No. 4, the LLC Agreement is hereby ratified and confirmed and shall remain unchanged and in full force and effect. All references to “this Agreement” contained in the LLC Agreement, or otherwise to the LLC Agreement shall be deemed, for all purposes, to mean the LLC Agreement, as amended hereby.

4. Counterparts. This Amendment No. 4 may be executed in any number of counterparts which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or electronic means shall be effective as delivery of a manually executed counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed as of the date first written above by their respective officers thereunto duly authorized.

The Company:

LIQUID HOLDINGS GROUP, LLC

By:	/s/ Brian Storms
Name:
Title:

The Members:

SCHAEFFER HOLDINGS, LLC

By:	/s/ Richard Schaeffer
Name:
Title:

SHAF HOLDINGS, LLC

By:	/s/ Richard Schaeffer
Name:
Title:

FERDINAND HOLDINGS, LLC

By:	/s/ Brian Ferdinand
Name:
Title:

CMK KELLER HOLDINGS, LLC

By:	/s/ Robert D. Keller
Name:
Title:

AMENDMENT NO. 5

TO THE

LIMITED LIABILITY COMPANY AGREEMENT

OF

LIQUID HOLDINGS GROUP, LLC

THIS AMENDMENT NO. 5 TO THE LIMITED LIABILITY COMPANY AGREEMENT OF LIQUID HOLDINGS GROUP, LLC (“Amendment No. 5”), is made as of December [ ], 2012 (the “Effective Date”), by Liquid Holdings Group, LLC, a Delaware limited liability company (the “Company”) and the Members signatory hereto, pursuant to the provisions of the Delaware Limited Liability Company Act and the Limited Liability Company Agreement of the Company dated as of April 24, 2012, as amended by Amendment No. 1 thereto, dated as of May 24, 2012, Amendment No. 2 thereto, dated as of August 27, 2012, Amendment No. 3 thereto, dated as of October 22, 2012 and Amendment No. 4 thereto, dated as of December 10, 2012 (the “ Original LLC Agreement”, as amended hereby, the “LLC Agreement”).

The Original LLC Agreement is hereby amended as follows:

1. Defined Terms. Capitalized terms used, but not otherwise defined in this Amendment No. 5, shall have the meanings respectively ascribed to them in the Original LLC Agreement.

2. Amendments.

(a) The defined term “Eligible Unit” shall be deleted in its entirety and replaced with the following:

““Eligible Unit” means (i) each Unit that is not an Incentive Unit and (ii) each Incentive Unit only after the aggregate amount of Distributions pursuant to Section 7.02, Section 7.03(b), or Section 13.03(c) (including equity interests issued pursuant to Section 15.17(b)) made by the Company after the date such Incentive Unit was granted exceeds the applicable Profits Interest Hurdle with respect to such Incentive Unit.”

(b) The defined term “Eligible Unit Percentage Interest” shall be deleted in its entirety and replaced with the following:

““Eligible Unit Percentage Interest” means, with respect to any Member as of any determination date, such Member’s Percentage Interest, calculated in all respects by only taking into account Eligible Units.”

(c) The defined term “Percentage Interest” shall be deleted in its entirety and replaced with the following:

EXECUTION COPY

““Percentage Interest” means, with respect to any Member as of any determination date, the sum of (i) the percentage determined by dividing (A) the product of (1) the number of Units (other than Special Incentive Units) held by such Member multiplied by (2) 100% minus the aggregate Special Incentive Unit Percentages of all Members, by (B) the aggregate number of Units (other than Special Incentive Units) held by all Members, plus (ii) the sum of the Special Incentive Unit Percentages with respect to any Special Incentive Units held by such Member.”

(d) The defined term “Special Incentive Units” shall be added to Section 1.01 and shall read as follows:

““Special Incentive Units” means Incentive Units designated as “Special Incentive Units” in the Award Agreement granting such Incentive Units.”

(e) The defined term “Special Incentive Unit Percentage” shall be added to Section 1.01 and shall read as follows:

““Special Incentive Unit Percentage” means the percentage specified with respect to any Special Incentive Units in the Award Agreement granting such Special Incentive Units.”

(f) Section 7.02 shall be deleted in its entirety and replaced with the following:

“Section 7.02 Priority of Distributions. After making all Distributions required for a given Fiscal Quarter under Section 7.04 and subject to Section 7.03 and the priority of Distributions pursuant to Section 13.03(c), if applicable, all Distributions determined to be made by the Board pursuant to Section 7.01 shall be made in the following manner:

(a) first, to the Members holding Common Units, pro rata in accordance with their respective unreturned Capital Contributions, until each Member has received aggregate Distributions pursuant to this Section 7.02(a) equal to such Member’s unreturned Capital Contributions;

(b) second, to the Members having a Capital Shortfall Amount, pro rata in accordance with their respective Capital Shortfall Amounts, until each such Member has received aggregate Distributions pursuant to Section 7.02(a), Section 7.03(b) and this Section 7.02(b) equal to such Member’s Eligible Unit Percentage Interest of the aggregate amounts distributed pursuant to Section 7.02(a), Section 7.03(b) and this Section 7.02(b); and

(c) third, any remaining amounts to the Members pro rata in accordance with their respective Eligible Unit Percentage Interests.”

(g) Section 7.03(b) shall be deleted in its entirety and replaced with the following:

“Notwithstanding anything to the contrary set forth herein, unless otherwise provided in the Award Agreement pursuant to which the Company issued the Incentive Units, any Service Provider holding Incentive Units shall not be entitled to receive Distributions pursuant to Section 7.02 or Section 13.03(c) with respect to such Incentive Units unless such Incentive Units are Eligible Units. Notwithstanding anything to the contrary set forth herein, at such time as such

EXECUTION COPY

Incentive Units become Eligible Units (“Newly Eligible Units”) and prior to any further Distributions pursuant to Section 7.02(b), Section 7.02(c) or Section 13.03(c) (other than Distributions to be made pursuant to Section 7.02(a)), Members holding Newly Eligible Units or Special Incentive Units shall be entitled to Distributions until each such Member has received Distributions pursuant to Section 7.02, Section 13.03(c), and this Section 7.03(b) equal to the product of (i) such Member’s Eligible Unit Percentage Interest multiplied by (ii) the aggregate amount of Distributions to all Members pursuant to Section 7.02, Section 13.03(c), and this Section 7.03(b) after the date such Incentive Units were granted (including Distributions with respect to such Incentive Units). Distributions pursuant to the preceding sentence shall be made pro rata in accordance with Eligible Unit Percentage Interests with respect to Newly Eligible Units, provided, however, that a portion of such Distributions equal to the aggregate Special Incentive Unit Percentages of Special Incentive Units that are Eligible Units (but not Newly Eligible Units) shall be made pro rata in accordance with Eligible Unit Percentage Interests with respect to such Special Incentive Units.”

3. Continuing Effect. Except as specifically amended by this Amendment No. 5, the LLC Agreement is hereby ratified and confirmed and shall remain unchanged and in full force and effect. All references to “this Agreement” contained in the LLC Agreement, or otherwise to the LLC Agreement shall be deemed, for all purposes, to mean the LLC Agreement, as amended hereby.

4. Counterparts. This Amendment No. 5 may be executed in any number of counterparts which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or electronic means shall be effective as delivery of a manually executed counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be executed as of the date first written above by their respective officers thereunto duly authorized.

The Company: LIQUID HOLDINGS GROUP, LLC

By:	/s/ Brian Storms
Name:
Title:

The Members: SCHAEFFER HOLDINGS, LLC

By:	/s/ Richard Schaeffer
Name:
Title:

SHAF HOLDINGS, LLC

By:	/s/ Richard Schaeffer
Name:
Title:

FERDINAND HOLDINGS, LLC

By:	/s/ Brian Ferdinand
Name:
Title:

CMK KELLER HOLDINGS, LLC

By:	/s/ Robert D. Keller
Name:
Title: